UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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CASCADE NATURAL GAS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held February 17, 2006

TO THE HOLDERS OF COMMON STOCK OF
CASCADE NATURAL GAS CORPORATION:

Cascade Natural Gas Corporation’s Annual Meeting of Shareholders will take place at the offices of the Company located at 230 Fairview Avenue North, Seattle, Washington 98109, on Friday, February 17, 2006, at 1:30 p.m. Pacific time for the following purposes:

1.                Elect directors to hold office until the next Annual Meeting.

2.                Amend the Company’s 1998 Stock Incentive Plan to include the Company’s 2000 Director Stock Award Plan within the Stock Incentive Plan rather than remaining a stand-alone plan.

3.                Increase the annual director stock award from 500 to 1000 shares effective April 2006.

4.                Transact other business that may properly come before the meeting.

Shareholders of record at the close of business on December 13, 2005 are qualified to vote at the Annual Meeting and are entitled to vote on all matters presented in this notice.

By Order of the Board of Directors,
LARRY C. ROSOK
Corporate Secretary

Seattle, Washington

December 19, 2005

IMPORTANT

Each vote is important. To vote your shares, please complete, sign and return the enclosed proxy card promptly, using the accompanying postage prepaid and addressed envelope. If you prefer, you may submit your voting instructions via the internet or telephone as described on the proxy card. To vote via the internet, go to https://www.proxyvotenow.com/cgc and follow the instructions provided. To vote by telephone, dial on a touch-tone phone 866-246-8478 and follow the instructions provided. When using the internet or phone, be sure to have your proxy card with your control number in hand.

CASCADE NATURAL GAS CORPORATION
222 FAIRVIEW AVENUE NORTH, SEATTLE, WA 98109

PROXY STATEMENT

TO THE SHAREHOLDERS OF CASCADE NATURAL GAS CORPORATION

The Cascade Natural Gas Corporation Board of Directors is soliciting your proxy to vote at the Annual Meeting of Shareholders (“Annual Meeting”) to be held on Friday, February 17, 2006, at 1:30 p.m., for the purposes presented in the accompanying Notice of Annual Meeting. This Proxy Statement will be mailed on or about January 11, 2006.

A proxy form is enclosed for use in designating a proxy to vote on your behalf at the meeting. You have the power to revoke a proxy at any time before its exercise. A proxy may be revoked by delivering written notice of revocation to Larry C. Rosok, Corporate Secretary, Cascade Natural Gas Corporation, 222 Fairview Avenue North, Seattle, Washington 98109, or by submitting a later-dated proxy card. The powers of the proxy holders will be suspended if the person executing the proxy is present at the meeting and elects to vote in person.

If you vote by proxy card, phone or via the internet, your proxy (one of the individuals named on the proxy card) will vote your shares as you have instructed. If you do not give instructions on how to vote your shares, your proxy will vote your shares for the slate of directors listed below, for proposals 2 and 3 described in notice of annual meeting, and in his/her discretion with regard to other items of business.

The “record date” for the Annual Meeting is December 13, 2005. If you held Cascade Natural Gas Corporation Common Stock in your name at the close of business on December 13, 2005 you are entitled to vote at the Annual Meeting. On December 13, 2005, the Company had 11,436,596 outstanding shares of $1 par value Common Stock (“Common Stock”). A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at the meeting. You are entitled to one vote for each share held and to cumulate votes in the election of directors.

ELECTION OF DIRECTORS

Nine directors will be elected at the Annual Meeting, each to hold office until the next Annual Meeting or until his or her successor is elected and qualified. The nominees receiving the largest number of votes cast by all shares entitled to vote will be elected. All of the nominees listed below are presently serving as directors and all, except David W. Stevens, were elected at the 2005 Annual Meeting by over 84% of the shares present and voting at the meeting. Mr. Stevens was elected to the Board of Directors by the Board, effective April 1, 2005, to fill the vacancy created by the March 31, 2005 resignation of W. Brian Matsuyama, the former President and Chief Executive Officer of the Company and Vice Chairman of the Board. The Governance, Nominating and Compensation Committee engaged the services of a professional executive search firm to assist it in identifying and recruiting a successor to Mr. Matsuyama. After identifying Mr. Stevens as a qualified candidate, the Governance, Nominating and Compensation Committee interviewed Mr. Stevens and recommended him to the Board as a nominee for election to the Board as well as to the office of President and Chief Executive Officer.

In the event any of the nominees becomes unable to serve prior to the Annual Meeting, the shareholders or proxy holders present at the meeting may vote for substitute nominees. No circumstances are presently known which would cause any nominee to become unavailable.

You have the right to cumulate votes in the election of directors. This means you are entitled to as many votes as you have shares, multiplied by the number of directors to be elected (in this case, nine). You may allocate your total number of votes among the nominees in any way you decide, including casting all your votes for one nominee. If you wish to cumulate your votes, mark the proxy card in any way you like to

(i) indicate clearly that you are exercising the right to cumulate votes and (ii) specify how the votes are to be allocated among the nominees for director. For example, you may write the number of votes you wish to allocate to a specific nominee next to the name of that nominee. The exercise of cumulative voting rights is not subject to any conditions.

Unless you instruct otherwise on the proxy card, your shares will be voted to elect all or as many of the nominees listed as possible. If either the “For All” box is marked or no instructions are given as to how to vote your shares, the named proxies will have discretionary authority to allocate votes among the nominees as they deem appropriate (except for any nominee specifically excepted by the shareholder), including not casting any votes for one or more nominees.

Shares voted as abstaining will count as votes cast for purposes of determining whether a quorum is present. However, broker non-votes (shares held by a broker or other nominee who does not have the authority to vote on the matter) do not count as votes cast.

The age, principal occupation, business experience and other information provided by each nominee and the year in which he or she first became a director are listed below.

SCOTT M. BOGGS Director since 2004
Former Vice President, Corporate Controller
Microsoft Corporation

Mr. Boggs, 50, was Vice President, Corporate Controller at Microsoft Corporation from December 1997 to May 2003. From 1993 to 1997, Mr. Boggs held other management positions in accounting at Microsoft Corporation. Mr. Boggs serves as Vice Chairman and Treasurer of the Financial Executives Research Foundation, an affiliate of Financial Executives International. Also, Mr. Boggs is a member of the King County Strategic Technology Advisory Council and is an adjunct professor at Seattle University where he teaches financial and management accounting at the Albers School of Business.

PIRKKO H. BORLAND Director since 2003
Retired

Ms. Borland, 61, retired from US WEST Communications, Inc. in 1995 as Executive Director—Financial Accounting. Her previous positions in US WEST Communications, and its predecessor company Pacific Northwest Bell, include Director of Internal Auditing and Director of Regulatory Matters. Her expertise is in accounting and finance, especially financial reporting and regulatory accounting. She serves on the board of the Nordic Heritage Museum and the Advisory Board of the Scandinavian Department at the University of Washington. Ms. Borland is a licensed CPA in the State of Washington.

CARL BURNHAM, JR. Director since 1990
Attorney at Law
Yturri Rose LLP

Mr. Burnham, 66, is a senior partner of Yturri Rose LLP, a regional law firm with its principal office in Ontario, Oregon. Yturri Rose LLP represents public and private corporations, including utilities. Prior to Mr. Burnham becoming a member of the Board, his firm was Oregon Counsel for Cascade Natural Gas Corporation. Mr. Burnham has been a partner of Yturri Rose LLP since 1967.

THOMAS E. CRONIN Director since 1996
Retired

Mr. Cronin, 65, retired in 2005 from Whitman College in Walla Walla, Washington where he served as President since 1993. A former White House Fellow, Mr. Cronin has been a scholar-in-residence at the Brookings Institution in Washington D.C. and the Hoover Institution at Stanford University. He has been President of CRC, Inc., a research and consulting company since 1981, specializing in public policy and leadership issues. He is an award-winning scholar and author or co-author of several books on American government and public policy. He has been in recent years a director of the Blue Mountain Land Trust, the Downtown Walla Walla Foundation, and the National Association of Independent Colleges and Universities.

DAVID A. EDERER Director since 1991
Chairman of the Board
Ederer Investment Company

Mr. Ederer, 62, is Chairman of the Board of Ederer Investment Company in Seattle, Washington, a private investment company overseeing various personal holdings located in Washington, Oregon, and Utah. Since 1974, Mr. Ederer has been involved in the acquisition and ownership of companies which have included companies in the manufacturing, brokering, distribution, service, and retail industries. In addition to serving on the Board of Cascade Natural Gas Corporation, he currently serves on the boards of HomeStreet Bank, Survival, Inc., Prostate Cancer Foundation (formerly known as CapCURE), Colvos Industries, Jody Coyote, Inc., and PONCHO.

LARRY L. PINNT Chairman since 2003 and Director since 1995
Retired

Mr. Pinnt, 70, was Chief Financial Officer of US WEST Communications, Inc and one of its predecessor companies, Pacific Northwest Bell, from 1979 until he retired in September 1989. His responsibilities included all aspects of corporate financial management, including shareholder matters. Mr. Pinnt has served on the boards of a number of public and private companies, including Seattle Trust and Savings Bank and later Key Bank of Washington. He also served as Chairman on the boards of Blue Cross of Washington and Alaska, and University of Washington Medicine.

BROOKS G. RAGEN Director since 1984
President and Chief Executive Officer
Manzanita Capital, Inc., Parent of McAdams, Wright, Ragen, Inc.

Mr. Ragen, 72, is President and CEO of Manzanita Capital, Inc., a financial services firm. He was a director of Ragen MacKenzie Incorporated, an investment banking firm, from 1986 to 1998. From 1988 until 1996, he served as Chairman and Chief Executive Officer of Ragen MacKenzie Incorporated. Mr. Ragen’s entire business career has been involved in investments and investment banking. After working as a research analyst in New York for several years, he served as the Pacific Northwest branch manager for two New York-based investment firms and later worked as an investment banker providing a wide range of corporate finance services to Pacific Northwest-based corporations. Mr. Ragen has started and managed two regional investment banking firms and for many years has provided investment advice to a broad group of individuals and institutions.

DAVID W. STEVENS Director since April 2005
President and Chief Executive Officer
Cascade Natural Gas Corporation

Mr. Stevens, 46, was elected as President and CEO and to the Board of Directors of Cascade Natural Gas Corporation effective April 1, 2005. From July 2003 to December 2004, Mr. Stevens was President and COO for Panhandle Energy, a Southern Union Company subsidiary. From September 1997 to January 2003, he was President of the Southern Union Gas Company. Prior to that, Mr. Stevens served in other executive capacities within the Southern Union Company, including Senior Vice President—Sales and Operations, Regional Vice President, Group Vice President and Vice President—Operations. Mr. Stevens joined the Southern Union Company in 1984. He has served on the board of directors for the Southern Gas Association and the Intrastate Natural Gas Association of America, and was a member of the Presidents’ Council of the American Gas Association.

DOUGLAS G. THOMAS Director since 2002
President and Chief Executive Officer
Bellingham Cold Storage Company

Mr. Thomas, 42, is President and CEO and serves on the board of directors of Bellingham Cold Storage, a public cold storage and food processing firm located in Bellingham, Washington. Mr. Thomas became President and CEO of Bellingham Cold Storage in January 1999, and from January 1996 to January 1999, he was Vice President & Chief Operating Officer. Bellingham Cold Storage is a significant consumer of energy and Mr. Thomas has extensive experience with both the electrical and gas utility side of its business through the development and implementation of on-site natural gas electric generation systems.

THE BOARD AND ITS COMMITTEES

The Company follows corporate governance practices as set forth in the Cascade Natural Gas Corporation Corporate Governance Guidelines and the charters of the four committees of the Board of Directors. The Corporate Governance Guidelines are intended to promote the effectiveness of the Board, the enhancement of shareholder value, and the conduct of the Company’s business in accordance with the highest legal and ethical standards. The Corporate Governance Guidelines set forth the Board’s practices in such areas as Board composition and qualifications; director responsibilities; Board committees; director access to officers, employees and advisors; director compensation, orientation and continuing education; and chief executive officer evaluation and succession planning. The Board and each Board committee conducts an annual self-assessment to assess performance and identify opportunities for improvement.

The Corporate Governance Guidelines and committee charters are reviewed and updated from time to time as needed. Current versions of each document are available on the Company’s website at www.cngc.com.

The Board has adopted standards to determine the independence of its members under the applicable requirements of the Securities and Exchange Commission and the New York Stock Exchange, and has determined that all directors are independent under such standards, except for David W. Stevens, President and CEO. Mr. Stevens’ lack of independence relates entirely to his service as an executive officer of the Company and not from any other transaction or relationship. The independence standards are available on the Company’s website at www.cngc.com.

The Board has established a Code of Ethics for directors, as well as for the Company’s principal executive, financial and accounting officers and other employees, which are available on the Company’s website at www.cngc.com. Changes to, or waivers from, the Code of Ethics will also be posted on the website. You may request a copy of the Code of Ethics, at no cost, by writing or telephoning Larry C. Rosok, Corporate Secretary, Cascade Natural Gas Corporation, 222 Fairview Avenue North, Seattle, Washington 98109 (telephone (206) 624-3900).

The Board has established a method for shareholders to communicate directly with directors. Shareholders should send communications to Larry L. Pinnt, Chairman of the Board, by one of the following means: by mail to P.O. Box 87, Redmond, WA 98073-0087, by fax to 425-895-1349, or by e-mail to lpinnt@cngc.com. Additional information can be found on the Company’s website at www.cngc.com.

The Board met nine times during the fiscal year ended September 30, 2005. The Executive Committee of the Board met eight times during the fiscal year ended September 30, 2005. Directors standing for election attended, on average, 95%, with no director attending less than 90%, of meetings of the Board and committees on which they served during fiscal 2005.

The Company does not have a formal policy regarding attendance by Board members at the annual meeting of shareholders. All Board members attended the 2005 meeting.

Under the Company’s Bylaws, the Chairman of the Board presides over executive sessions of the Board.

The Board has established an Executive Committee, an Audit Committee, a Governance, Nominating and Compensation Committee, and a Pension Committee, whose members are as follows:

Executive	Audit	Governance, Nominating and Compensation	Pension
Larry L. Pinnt, Ch.	Pirkko H. Borland, Ch.	Douglas G. Thomas, Ch.	Scott M. Boggs, Ch.
Carl Burnham, Jr.	Larry L. Pinnt	Carl Burnham, Jr.	Pirkko H. Borland
David A. Ederer	Scott M. Boggs	Thomas E. Cronin	Thomas E. Cronin
Brooks G. Ragen	David A. Ederer	David A. Ederer	Brooks G. Ragen
David W. Stevens			Douglas G. Thomas

The Audit Committee, which met nine times during the fiscal year ended September 30, 2005, reviews the adequacy of the Company’s financial, accounting, and reporting control processes as well as the scope and results of audits performed by the Company’s independent accountants and internal auditors. The Audit Committee is responsible for the appointment, retention, compensation and oversight of the Company’s independent auditors. The Board has reviewed the qualifications of Audit Committee members and determined that Larry L. Pinnt, Scott M. Boggs and Pirkko H. Borland are financial experts as defined in rules of the Securities and Exchange Commission. Also, the Board has considered the qualifications of members of the Audit Committee and determined that all members of the Audit Committee are independent and financially literate under applicable rules of the Securities and Exchange Commission and listing standards of the New York Stock Exchange. The Board has adopted a written charter for the Audit Committee which is available on the Company’s website at www.cngc.com. A copy of the charter is reprinted as Appendix A to this proxy statement.

The Governance, Nominating and Compensation Committee, which held seven meetings during the fiscal year ended September 30, 2005, is responsible for recommending candidates for seats on the Board, as well as recommending compensation for officers and directors. In addition, the Committee is responsible for overseeing corporate governance issues for the Board. The Board has reviewed the qualifications of Governance, Nominating and Compensation Committee members and determined that all Committee members are independent under the applicable rules of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. The Committee will consider nominees for director recommended by shareholders for the 2007 Annual Meeting if the nominations are received at the Company’s executive offices by September 13, 2006, provided that such nominations are accompanied by a description of the nominee’s qualifications, relevant biographical information and the nominee’s consent to be nominated and to serve if elected. The Board has adopted a written charter for the Governance, Nominating and Compensation Committee, which is available on the Company’s website at www.cngc.com.

The Governance, Nominating and Compensation Committee annually reviews the applicable skills and qualities required of nominees for election or reelection to the Board. In recommending nominees to the Board, the Committee follows the guidelines for Board membership set forth in the Company’s Corporate Governance Guidelines, which are available on the Company’s website at www.cngc.com. Factors considered by the Committee include past business and board experience, willingness and ability to commit the necessary time to service on the Board, an understanding of financial reports and processes, and community or regional recognition in the Company’s service areas. In identifying and evaluating Board candidates, the Committee may solicit the views of other Board members, senior management, industry leaders, and the Company’s professional advisors. In the past year, the Committee engaged the services of an executive search firm in replacing W. Brian Matsuyama, who was the Vice Chairman of the Board as well as President and Chief Executive Officer of the Company. The Committee conducts interviews with all prospective Board nominees.

APPROVAL OF PROPOSAL TO COMBINE THE DIRECTOR STOCK AWARD PLAN
WITH THE STOCK INCENTIVE PLAN

Description of Proposal

The Cascade Natural Gas Corporation 1998 Stock Incentive Plan (“Stock Incentive Plan”) provides for the grant of stock options and a variety of other equity-based incentive awards to officers and other key employees of the Company. The Cascade Natural Gas Corporation 2000 Director Stock Award Plan (“Director Stock Award Plan”) provides for the grant of stock awards to non-employee directors. Both plans are intended to advance the interests of the Company and its shareholders by enabling the Company to attract, reward and retain officers, key employees and directors and providing for them to acquire a proprietary interest in the Company through ownership of stock.

In order to simplify the administration of and provide for issuance of registered shares under the Director Stock Award Plan, the Board of Directors has determined that it would be advantageous to include the issuance of shares under the Director Stock Award Plan as one type of equity-based incentive awards authorized under the Stock Incentive Plan, rather than continuing to administer the Director Stock Award Plan as a stand-alone plan. Accordingly, and subject to shareholder approval, the Board adopted the Second Amendment to the Stock Incentive Plan on November 14, 2005, a copy of which appears, together with a copy of the Stock Incentive Plan and the First Amendment thereto, as Appendix B to this Proxy Statement. The amendment, if approved by the shareholders at the Annual Meeting, would provide for future administration of the Director Stock Award Plan within the framework of the 1998 Stock Incentive Plan and permit shares issued under the Director Stock Award Plan to be included by amendment under the existing SEC registration statement for the Stock Incentive Plan.

As of September 30, 2005, the number of shares previously authorized by shareholders and remaining for issuance totaled 344,079 for the Stock Incentive Plan and 29,112 for the Director Stock Award Plan. This proposal will not increase the total number of shares authorized for issuance under the combined plans. It will retain the current authorization of 29,112 shares for future issuance under the Director Stock Award Plan, but will add that amount to the total number of shares authorized and reserved for issuance under the Stock Incentive Plan. The closing price of the Common Stock on the New York Stock Exchange on September 30, 2005 was $21.77.

Board Recommendation and Vote Required

The Board has unanimously approved and recommends a vote FOR including the Director Stock Award Plan within the Stock Incentive Plan. If a quorum is present at the Annual Meeting, the affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting will be required to approve the proposal. Although shares voted as abstaining will count as votes cast for purposes of determining whether a quorum is present, broker non-votes (shares held by a broker or other nominee who does not have the authority to vote on the matter) do not count as votes cast.

Summary of the Stock Incentive Plan

On November 9, 1998, the Board adopted, subject to shareholder approval, the Stock Incentive Plan. The purpose of the Stock Incentive Plan is to promote and advance the interests of shareholders by enabling the Company to attract, retain, and reward key employees of the Company and its subsidiaries. It is also intended to strengthen the mutuality of interests between such employees and the Company’s shareholders. The Stock Incentive Plan is designed to serve these purposes by offering stock options and other equity-based incentive awards to officers and other key management personnel, thereby providing a proprietary interest in pursuing the long-term growth, profitability, and financial success of the Company and increasing shareholder value.

The Stock Incentive Plan initially provided for issuance of up to 150,000 shares of Common Stock through stock options and other stock-based awards under the Stock Incentive Plan, subject to adjustment for changes in capitalization. An additional 200,000 shares were authorized for issuance under the Stock Incentive Plan by shareholder vote on January 24, 2002. Shares subject to awards that expire or are otherwise terminated will again become available for grants of new awards. Shares subject to awards may be either authorized and unissued shares or reacquired shares. As of September 30, 2005, 344,079 shares remained authorized for issuance under the Stock Incentive Plan.

Description of Awards Under the Stock Incentive Plan

The Stock Incentive Plan is administered by the Governance, Nominating and Compensation Committee of the Board (the “Committee”). The Committee selects the individuals to receive awards and the terms of the awards to be granted. In the discretion of the Committee, any award may be granted alone, in addition to, or in tandem with other awards under the Stock Incentive Plan. The types of awards that may be granted by the Committee under the Stock Incentive Plan include:

Options.   Options to purchase Common Stock may be incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code, or nonqualified options which are not eligible for such tax-favored treatment. Incentive stock options may expire not more than ten years from the date of grant. The Stock Incentive Plan does not specify a maximum term for nonqualified options. The exercise price per share must be not less than 100% of the fair market value of a share on the date the option is granted. The Stock Incentive Plan also authorizes the issuance of nonqualified deferred compensation options with an exercise price of not less than $1.00 per share for the purpose of deferring a specified amount of income for a recipient. The award agreement relating to an option may, in the discretion of the Committee, provide that if an option is exercised using previously-acquired shares in payment of the exercise price, the recipient shall automatically be granted (subject to the available pool of shares) a replacement option (a “reload option”) for a number of shares equal to the number (or a portion of the number) of shares surrendered, with an exercise price equal to the fair market value of the Common Stock on the date of grant.

Stock Appreciation Rights (“SARs”).   A recipient of SARs will receive upon exercise an amount equal to the excess (or specified portion thereof) of the fair market value of a share of Common Stock on the date of exercise over the base price, multiplied by the number of shares as to which the rights are exercised. The base price will be designated by the Committee in the award agreement and may be equal to, higher or lower than the fair market value of the Common Stock on the date of grant. Payment may be in cash, in shares, in the form of a deferred compensation option or in any other form approved by the Committee. SARs may be granted in connection with options or other awards or may be granted as independent awards.

Restricted Awards.   Restricted awards may take the form of restricted shares or restricted units. Restricted shares are shares of Common Stock which are subject to such limitations as the Committee deems appropriate, including restrictions on sale or transfer. Restricted shares may be subject to forfeiture in the event the recipient terminates employment during a specified period. Stock certificates representing restricted shares are issued in the name of the recipient but are held by the Company until the expiration of any restrictions. From the date of issuance of restricted shares, the recipient is entitled to the rights of a shareholder with respect to such shares, including voting and dividend rights.

Restricted units are awards of units equivalent in value to a share of Common Stock, which similarly may be subject to forfeiture if the recipient terminates employment during a specified period. At the expiration of such period, payment is made with respect to restricted units in an amount equal to the aggregate fair market value of the number of shares covered by the restricted units. Payment may be in cash or unrestricted shares of Common Stock or in any other form approved by the Committee.

Performance Awards.   Performance awards may be granted in units equivalent in value to a share of Common Stock. A performance award is subject to forfeiture if or to the extent the recipient fails to meet certain performance goals during a designated performance cycle. The Committee will determine the extent to which performance awards have been earned. Performance awards earned by attaining performance goals are paid as soon as practicable after the end of a performance cycle in cash or shares of Common Stock or in any other form approved by the Committee.

Other Stock-Based Awards or Combination Awards.   The Committee may grant other awards that involve payments or grants of shares of Common Stock or are measured by or in relation to shares of Common Stock. The Stock Incentive Plan provides flexibility to design new types of stock-based or stock-related awards to attract and retain employees in a competitive environment.

Adjustments for Changes in Capitalization

In the event of a change in capitalization, the Committee may make such proportionate adjustments in the aggregate number of shares for which awards may be granted under the Stock Incentive Plan, the maximum number of shares which may be awarded to any participant, and the number of shares covered by, and the exercise or base price of, any outstanding awards, as the Committee in its sole discretion may deem appropriate.

Duration, Termination and Amendment of the Stock Incentive Plan

The Stock Incentive Plan will remain in effect until awards have been granted covering all available shares under the Stock Incentive Plan or the Stock Incentive Plan is otherwise terminated by the Board. The Board may terminate or suspend the Stock Incentive Plan at any time, but any such termination or suspension will not affect any outstanding awards. The Board may also amend the Stock Incentive Plan at any time, provided that no amendment may be made without shareholder approval if such approval is required by applicable law or the requirements of the New York Stock Exchange.

Effect of Proposed Amendment to Include Director Stock Award Plan

The proposed Second Amendment to the Stock Incentive Plan would add directors to the description of purpose, the definition of participants and the eligibility provisions under the Stock Incentive Plan. Stock awards to non-employee directors under the Director Stock Award Plan would be added as a type of award that may be granted under the Stock Incentive Plan, with the proviso that such stock awards to directors would not be subject to certain provisions of the Stock Incentive Plan applicable only to employee awards but instead be governed by the provisions of the Director Stock Award Plan which would take precedence over any conflicting provisions of the Stock Incentive Plan. The proposed amendment would not change any of the requirements or procedures under the existing Director Stock Award Plan for approval of the granting of stock awards to directors.

Shares of Common Stock issued under the Stock Incentive Plan are covered by a registration statement filed by the Company with the Securities and Exchange Commission. If the proposed Second Amendment to the Stock Incentive Plan is approved by the shareholders, the Company will be able to amend the registration statement to include the shares issued under the Director Stock Award Plan, thereby permitting directors to receive registered shares under the plan instead of the unregistered shares they have previously received.

APPROVAL OF PROPOSAL TO INCREASE ANNUAL DIRECTOR STOCK AWARD
TO 1000 SHARES FROM 500 SHARES

Description of Proposal

Subject to shareholder approval, the Board of Directors approved increasing the annual stock award to 1000 shares from 500 shares under the Director Stock Award Plan, effective April 2006. This action was taken by approving the First Amendment to the Director Stock Award Plan which appears, together with a copy of the Director Stock Award Plan, as Appendix C to this Proxy Statement. The purpose of the Director Stock Award Plan is to advance the interests of the Company by encouraging non-employee members of the Board to acquire a proprietary interest in the Company through the grant of stock awards and enable the Company to attract and retain directors. The Board has reviewed compensation of peer companies and determined that in order to meet the objective of attracting and retaining directors, the increase is necessary.

Board Recommendation and Vote Required

The Board has unanimously approved and recommends a vote FOR increasing the annual Director stock award to 1000 shares of Common Stock from 500 shares. If a quorum is present at the Annual Meeting, the affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting will be required to approve the proposal. Although shares voted as abstaining will count as votes cast for purposes of determining whether a quorum is present, broker non-votes (shares held by a broker or other nominee who does not have the authority to vote on the matter) do not count as votes cast.

Summary of Director Stock Award Plan

The Board adopted the Director Stock Award Plan in April 2000. The 2000 Director Stock Award Plan replaced the 1991 Director Stock Award Plan, which was approved by the Company’s shareholders in April 1992. The purpose of the Director Stock Award Plan is to aid the Company in attracting and retaining non-employee directors by enabling them to acquire a greater proprietary interest in the Company as compensation for serving as directors. This summary is qualified in its entirety by reference to the Director Stock Award Plan and the proposed First Amendment thereto which appear as Appendix C to this Proxy Statement.

Only non-employee directors are eligible to participate in the Director Stock Award Plan. The Director Stock Award Plan provides that non-employee directors will automatically, without further action by the Board, receive an award of 500 shares of Common Stock on April 24 of each year, commencing April 24, 2000, for serving on the Board during the period since the preceding April 24. The proposed First Amendment, if approved by shareholders, would increase the annual award to 1,000 shares of Common Stock. The Board currently has eight non-employee directors. The only employee director is Mr. Stevens.

Directors may elect to defer receipt of Common Stock under the Director Stock Award Plan until retirement from the Board. In the event of a deferral election, the Company will maintain an unfunded deferred account to which will be credited Common Stock awarded under the Director Stock Award Plan, and any accrued cash or stock dividends with respect to such Common Stock. Cash dividends will be credited in additional shares of Common Stock at the fair market value of the Common Stock at the time dividends are payable. A director’s interest in a deferred account is not transferable except upon death, and the director will have no voting or other rights as a shareholder until stock certificates representing such shares are distributed.

Stock awards under the Director Stock Award Plan are in addition to other compensation received by directors. A description of the other compensation received from the Company by non-employee directors is set forth in this Proxy Statement under the heading “Director Compensation.”

When adopted, 15,000 shares of Common Stock were authorized for issuance under the Director Stock Award Plan. An additional 35,000 shares were authorized by shareholder vote on January 28, 2004. As of September 30, 2005, 29,112 shares remain authorized for issuance under the Director Stock Award Plan. The number of shares for which stock awards may be granted under the Director Stock Award Plan is subject to proportionate adjustment, at the discretion of the Board, in the event of stock splits, combinations, recapitalizations, stock dividends, mergers, or similar corporate reorganizations or adjustments.

The Board may amend the Director Stock Award Plan, subject to any requirement of shareholder approval under applicable requirements of the Securities and Exchange Commission or New York Stock Exchange.

The following table sets forth the benefits or amounts that will be received or allocated to the indicated persons under the Director Stock Award Plan upon approval of the proposed increase in the annual stock award to non-employee directors to 1,000 shares from 500 shares:

New Plan Benefits

2000 Director Stock Award Plan

Name and position	Dollar value ($)	Number of Units
David W. Stevens (CEO)	0	0
Executive Group	0	0
Non-Executive Director Group	(1)	1000 shares per Director annually(2)
Non-Executive Officer Employee Group	0	0

(1)          The dollar value will be the fair market value of the Common Stock on the date of issuance multiplied by the number of shares issued. The closing price of the Common Stock on the New York Stock Exchange on September 30, 2005 was $21.77.

(2)          The total shares of Common Stock awarded will vary each year depending on the number of non-employee directors. Based on the current number of eight non-employee directors, the total amount of Common Stock awards will be 8,000 shares per year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table shows certain information regarding the beneficial ownership, as of December 13, 2005, of the Company’s Common Stock by (a) each director, the current Chief Executive Officer, the former Chief Executive Officer, and the other four most highly paid executive officers of the Company and (b) all current directors and executive officers as a group. The Company is not aware of any beneficial owner of 5% or more of the Common Stock. Except as otherwise indicated in the table, the Company believes the beneficial owners of the shares listed below have sole investment and voting power with respect to the shares.

Directors and Executive Officers	Current Beneficial Holdings(1)		Shares Subject to Exercisable Options	Total		Percentage of Common Stock
Scott M. Boggs	5,681		0	5,681		*
Pirkko H. Borland	4,500		0	4,500		*
Carl Burnham, Jr.	14,636	(2)	0	14,636	(2)	*
Thomas E. Cronin	8,313		0	8,313		*
Rick Davis	5,000		0	5,000		*
David A. Ederer	7,137	(2)	0	7,137	(2)	*
Michael J. Gardner(3)	2,602		2,000	4,602		*
W. Brian Matsuyama(4)	34,494		17,900	52,394		*
Larry L. Pinnt	13,438		0	13,438		*
Brooks G. Ragen	24,277	(2)	0	24,277	(2)	*
Larry C. Rosok	7,274		8,000	15,274		*
David W. Stevens	17,500		0	17,500		*
Jon T. Stoltz	8,664		10,500	19,164		*
Douglas G. Thomas	3,945		0	3,945		*
All directors and executive officers as a group (16 persons)	163,155		46,400	209,555		1.83

*                    Less than one percent.

(1)          Includes shares held in the Company’s Employee Retirement Savings Plan and Trust (the “401(k) Plan”) in the following amounts:

Name	Shares Held in 401(k) Plan
Rick Davis	0
Michael J. Gardner	2,602
W. Brian Matsuyama	11,215
Larry C. Rosok	2,444
David W. Stevens	0
Jon T. Stoltz	5,937

(2)          Includes shares awarded under the 1991 and 2000 Director Stock Award Plans to Messrs. Ederer, Ragen and Burnham of 7,119, 1,265 and 563 shares, respectively, including reinvested dividends, as to which receipt has been deferred until they are no longer directors.

(3)          Michael J. Gardner was promoted to Vice President—Operations effective August 1, 2005, and was designated as an executive officer of the Company by the Board on December 8, 2005. Mr. Gardner began employment with the Company in 1991.

(4)          Mr. Matsuyama resigned as the Company’s President and CEO and as Vice Chairman of the Board effective March 31, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Securities Exchange Act of 1934, holders of more than 10 percent of the Common Stock and directors and certain officers of the Company are required to file reports of beneficial ownership of Common Stock and changes in such ownership with the Securities and Exchange Commission (“Section 16(a) Statements”). The Company is required to identify in its proxy statements those persons who, to the Company’s knowledge, were required to file Section 16(a) Statements and did not do so on a timely basis. Based solely on a review of copies of Section 16(a) Statements furnished to the Company during and regarding its most recent fiscal year and on written representations from reporting persons, the Company believes that each person who at any time during the most recent fiscal year was a reporting person filed all required Section 16(a) Statements on a timely basis except: (i) J.D. Wessling with regard to exercises of options to acquire shares of Common Stock of the Company and the subsequent sale of shares; (ii) Larry C. Rosok with regard to the exercise of options to acquire shares of Common Stock of the Company and the subsequent sale of such shares; and (iii) Douglas G. Thomas with regard to the purchase of shares of Common Stock of the Company.

REPORT OF THE GOVERNANCE, NOMINATING AND

COMPENSATION COMMITTEE TO SHAREHOLDERS

The Governance, Nominating and Compensation Committee of the Board of Directors assists the Board in fulfilling its responsibility to shareholders, potential shareholders, and the investment community relating to oversight of corporate governance issues, executive and board succession, and executive and board compensation. The Committee is composed of four independent non-employee directors.

Report on Executive Compensation

The Committee is responsible for reviewing the compensation levels for all executive officers of the Company and making recommendations to the Board concerning officer salary levels. The Committee’s review includes an assessment of the overall management of the Company and the officers’ ability to achieve a reasonable growth of shareholder value under a variety of conditions. The Committee uses both qualitative and quantitative measures when performing its duties of recommending officer compensation levels to the Board of Directors. These measures may be summarized as follows: Officer compensation should be comparable with compensation paid to officers of similar companies, particularly those the Company must compete with in attracting and retaining skilled and competent individuals. An officer should also be compensated for his or her contributions to the performance of the Company. In evaluating performance, the Committee considers the Company’s return on shareholder’s equity, in relation to a peer group of companies and factors affecting net income. The Committee also considers the officers’ progress toward achieving corporate goals.

The Committee recommended and the Board approved an incentive compensation program, the “Team Incentive Plan”, for fiscal 2005 that applied to officers and other salaried employees. It provided for cash payments to participating employees, based on their base salaries, if certain target levels of earnings per share and other operational measures were achieved. In fiscal 2005, earnings levels required for payments were not achieved, so there were no payments under this program.

In addition, the Committee recommended and the Board approved an incentive program for officers, managers and supervisors, the “Key Performance Plan”, for 2005. The Key Performance Plan provided for cash payments to participating employees in which 70% of the award is based on achieving target levels of earnings per share and 30% is based on achieving goals established for each participant. In 2005, the CEO could earn an additional 50% of base salary if his targets were reached and up to 100% of base salary if the maximum achievement was reached. For other officers, target achievement levels would result in awards of 20% to 45% of base pay with a maximum range for officers from 40% to 90% of base pay. In fiscal 2005, earnings levels required for payments were not achieved, so there were no payments under this program.

No incentive stock options were granted in fiscal 2005. However, the Committee recommended and the Board approved a stock grant of 15,000 shares to David W. Stevens upon his acceptance of the position of President and CEO. Also, the Committee recommended and the Board approved a stock grant of 5,000 shares to Rick Davis upon his acceptance of the Chief Financial Officer position. The Committee anticipates continued use of stock incentives and/or other forms of incentive compensation for officers and other employees in the future as part of a program to better align employee and shareholder interests.

Summary of Executive Compensation Changes for 2006

The following changes have been made in executive compensation for fiscal 2006. The Company’s goal is to provide total compensation that is market-competitive.

A new short-term incentive program, the “Cascade Incentive Plan,” will replace the Team Incentive Plan and the Key Performance Plan. The Cascade Incentive Plan provides for cash payments to officers and other salaried employees if the Company is cash-flow neutral as defined in the plan, if operational targets relating to safety and customer service are attained and if earnings targets are achieved. In 2006, the CEO could earn an additional 54% of base salary if his targets are reached and up to 108% of base salary if the maximum achievement is reached. For other officers, target achievement levels would result in awards of 20% to 49% of base pay with a maximum range for officers from 40% to 98% of base pay. The percentage payouts under the new plan are the same as the combined payouts under the two previous plans.

A long-term incentive plan is being developed that may grant restricted stock to selected executive officers based on performance and retention. This plan is being developed pursuant to Messrs. Stevens’ and Davis’ employment agreements.

In addition, the Board has adopted a non-qualified executive supplemental retirement plan. The Board will designate participants from time-to-time. At present, the only participants are David W. Stevens and Rick Davis. The plan is a defined contribution plan that provides for a retirement income target of 55% of final pay after taking into consideration benefits earned from other retirement plans and Social Security.

Compensation for David W. Stevens

Mr. David W. Stevens is President and Chief Executive Officer of Cascade Natural Gas Corporation. Mr. Stevens was recruited to this position and began on April 1, 2005. In order to recruit and retain Mr. Stevens, the Company considered market-based total compensation as well as Mr. Stevens’ knowledge and achievements in executive level positions in the natural gas industry. Going forward, the Committee will consider the following contributions in establishing his salary, short-term incentive, and long-term incentives: impact on enhancing shareholder value, and influence on the direction and performance of the Company consistent with the Company’s core values including safety, customer service and the attainment of other corporate goals.

Applicable Tax Code Provision

Due to the Company’s compensation structure, the Committee has not deemed it necessary thus far to adopt a policy regarding the deductibility of certain executive compensation under federal tax laws.

Governance, Nominating and Compensation Committee Members

Douglas G. Thomas, Chair	David A. Ederer
Thomas E. Cronin	Carl Burnham, Jr.

STOCK PERFORMANCE GRAPH

The following graph compares the total cumulative returns to an investor in (i) the Company’s Common Stock, (ii) the Standard & Poor’s Utilities Index and (iii) the Standard & Poor’s 500 Index, each for the period from October 1, 2000 through September 30, 2005. The graph assumes that $1,000 was invested on September 30, 2000 in the Common Stock and in each of the above-mentioned indices and that all dividends were reinvested. The S&P Utilities Index encompasses companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

Comparative Market Performance
Total Returns
Cascade Natural Gas Corporation
Periods Ended September 30, 2005

	CGC	S&P Utilities	S&P 500
Quarter	7.41%	7.22%	3.60%
One Year	7.47%	38.49%	12.27%
Two Years	5.86%	28.61%	13.02%
Three Years	8.47%	26.51%	16.69%
Five Years	9.60%	-0.40%	-1.48%

Value of $1,000 as of each of the dates indicated below:

(assumes that $1,000 was invested on September 30, 2000 in Common Stock, the S&P Utilities and the S&P 500 and that all dividends were reinvested)

	CGC	S&P Utilities	S&P 500
9/30/00	1,000.00	1,000.00	1,000.00
9/30/01	1,296.09	748.43	734.38
9/30/02	1,239.03	484.19	584.28
9/30/03	1,296.19	592.75	726.70
9/30/04	1,471.47	707.93	826.87
9/30/05	1,581.36	980.38	928.32

EXECUTIVE COMPENSATION

Summary Compensation Table.   The following table shows compensation paid to the current Chief Executive Officer, the former Chief Executive Officer, and each of the other four most highly compensated executive officers of the Company for the years indicated.

					Long-Term
					Compensation
					Awards
Name and	Years of	Fiscal	Annual Compensation		Restricted	All Other
Principal Position	Service	Year	Salary ($)	Bonus ($)(5)	Stock Awards ($)	Compensation ($)(6)
David W. Stevens President and Chief Executive Officer(1)	6 months	2005	200,000	0	217,700	190,932
Rick Davis Chief Financial Officer(2)	3 months	2005	70,000	0	100,900	7,200
Jon T. Stoltz Senior Vice President Regulatory & Gas Supply	31	2005 2004 2003	169,942 164,448 163,736	2,000 0 0	0 0 0	18,867 18,263 6,818
Larry C. Rosok Vice President Human Resources & Corporate Secretary	26	2005 2004 2003	145,928 142,943 142,324	1,000 0 0	0 0 0	16,052 15,724 5,868
Michael J. Gardner Vice President Operations(3)	14	2005 2004 2003	125,862 115,975 105,365	0 0 0	0 0 0	10,693 11,735 4,345
W. Brian Matsuyama President and Chief Executive Officer(4)	18	2005 2004 2003	139,747 279,494 278,284	0 0 0	0 0 0	142,454 27,422 10,155

(1)   Mr. Stevens’ employment with the Company commenced on April 1, 2005. Compensation for Mr. Stevens reflects the period from April 1, 2005 through September 30, 2005. Mr. Stevens received an initial stock grant of 15,000 shares of Common Stock on the effective date of his employment. Of the initial stock grant, 10,000 shares are restricted and subject to forfeiture if Mr. Stevens leaves the Company before the shares vest. These 10,000 shares are reflected in the “Restricted Stock Awards” column and are valued on the basis of the Common Stock price on the date of grant. Of these 10,000 restricted shares, 5,000 shares will vest as of April 1, 2006 and the remaining 5,000 shares will vest as of April 1, 2007. The remaining 5,000 shares were fully vested at the time of grant and are reflected in the “All Other Compensation” column and are valued on the basis of the Common Stock price on the date of grant. Other compensation reflected in the “All Other Compensation” column are $7,200 for payment of dividends on the restricted portion of his initial stock grant, $65,732 for moving expenses, $150 for a one-time payment for initiation dues for a club membership and $1,500 per month for a miscellaneous allowance. All compensation is per his employment contract as approved by the Board of Directors prior to his employment. A more detailed description of Mr. Stevens’ employment agreement is provided below in the section entitled “Employment Agreements.”

(2)          Mr. Davis’ employment with the Company began on June 16, 2005. Compensation for Mr. Davis reflects the period from June 16, 2005 through September 30, 2005. Mr. Davis received an initial stock grant of 5,000 shares of Common Stock on the effective date of his employment, all of which shares are restricted and subject to forfeiture if Mr. Davis leaves the Company before the shares vest. These 5,000 shares will vest as of June 16, 2006. The initial stock grant is reflected in the “Restricted Stock

Awards” column and is valued on the basis of the Common Stock price on the date of the grant. Payments reflected in the “All Other Compensation” column are: $3,000 for medical coverage prior to eligibility for Company medical plan; $3,000 for initiation dues for an athletic or dining club; and $400 per month for a miscellaneous allowance. A more detailed description of Mr. Davis’ employment agreement is provided below in the section entitled “Employment Agreements.”

(3)          Michael J. Gardner was promoted to Vice President—Operations effective August 1, 2005, and was designated as an executive officer of the Company by the Board on December 8, 2005. Mr. Gardner began employment with the Company in 1991. Amounts in the table reflect amounts paid after and before his election to Vice President.

(4)          Mr. Matsuyama resigned as the Company’s President and CEO and as Vice Chairman of the Board effective March 31, 2005. 2005 Compensation for Mr. Matsuyama reflects the period from October 1, 2004 through March 31, 2005. Under the terms of Mr. Matsuyama’s Retirement Agreement and General Release, a copy of which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on March 9, 2005, Mr. Matsuyama received a payment in the amount of $50,000 on April 15, 2005, and is scheduled to receive a second payment in the amount of $250,000 on or about April 30, 2006. In addition, he received $75,750 for accrued paid time off and $16,704 representing the Company’s contribution to his 401(k) Plan account.

(5)          Two incentive plans were established in fiscal 2001. First, the Team Incentive Plan provided for cash payments to eligible employees if certain target levels of earnings per share and other operational measures were achieved. In fiscal 2003, 2004 and 2005, earnings levels required for payments were not achieved, so there were no payments under this program.

Second, the Key Performance Plan established for officers, managers and supervisors provided for cash payments to participating employees in which 70% of the award is based on achieving target levels of earnings per share and 30% is based on achieving goals established for each participant. The size of the bonus pool for the Key Performance Plan is based on the level of earnings per share compared to the target earnings per share. In fiscal 2003, 2004 and 2005, earnings levels required for payments were not achieved, so there were no payments under this program.

Bonuses for Messrs. Stoltz and Rosok represent spot bonuses for successful project achievement.

(6)          Amounts in this column, other than as described above for Messrs. Stevens, Davis and Matsuyama, represent the Company’s contribution to the 401(k) Plan. In fiscal 2004, accruals under the Company’s Retirement Plan and the Executive Supplemental Retirement Income Plan (each as described below) were frozen. No further benefits will accrue in these plans. To partially offset this reduction in benefits, a non-elective contribution of 4% of eligible pay and a transition contribution of 1% to 4% was made to salaried employees’ 401(k) Plan accounts.

Option Grants In Last Fiscal Year

No Stock Options were granted in fiscal 2005.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values(1)

	Shares		Number of Shares Underlying Unexercised Options at Fiscal Year-End (#)	Value of Unexercised In-The-Money Options at Fiscal Year-End ($)(1)
Name	Acquired on Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Michael J. Gardner	1,000	5,660	2,000 0	4,140 0
W. Brian Matsuyama(2)	4,000	21,960	17,900 0	34,659 0
Larry C. Rosok	4,000	22,240	8,000 0	16,560 0
Jon T. Stoltz	4,000	21,819	10,500 0	20,035 0

(1)          Amounts were calculated based on the difference between the closing sale price of the Common Stock reported on the New York Stock Exchange on September 30, 2005, which was $21.77, and the aggregate exercise price of the unexercised options.

(2)          Mr. Matsuyama resigned as the Company’s President and CEO and as Vice Chairman of the Board effective March 31, 2005.

RETIREMENT PLANS

The Company has a noncontributory defined benefit retirement plan for its employees (“Retirement Plan”). Effective October 1, 2003, the plan was amended so that no new salaried participants will be added to the plan and no additional benefits will accrue for existing participants who are salaried employees. To be eligible for participation in the plan, an employee must have completed one year of service, per plan definition, as of October 1, 2003, and have been at least 21 years of age at that time. Each participant’s benefits are fully vested after 5 years of employment. The level of benefits is determined by a formula, described below, related to years of service and average monthly earnings over certain time periods. Covered earnings include straight salary or hourly compensation, 75% of commissions and, for hourly employees, 30% of overtime pay. Covered compensation levels for executive officers are limited to $200,000 for calendar year 2003 when benefit accruals were frozen for salaried employees. Benefits are not subject to reduction for Social Security or any other benefits. The net periodic pension cost for the plan is computed on an actuarial basis and aggregated $2,332,000 for all participants for the fiscal year ended September 30, 2005.

The amount of the monthly past service benefit under the Retirement Plan is equal to 1.5% of the participant’s average monthly earnings for the five-year period ended December 31, 1998, multiplied by the participant’s years of service before 1999. The benefit for each year of service after 1998 is 2% of monthly compensation in lieu of the previous 1.5%.

The Company also has a defined-contribution 401(k) plan for its employees (“401(k) Plan”). For salaried employees, the Company provides a match of $.50 per $1.00 invested up to 6% of eligible pay. Also, salaried employees receive a non-elective contribution of 4% of eligible pay. In addition, salaried employees who were employed as of September 30, 2003 when the Retirement Plan was amended receive a transition contribution to the 401(k) Plan of 1% to 4% depending on their age and length of service. Union employees covered by the existing bargaining agreement currently receive a match of $.75 per $1.00 invested up to 6% of eligible pay.

EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME

Officers who became executive officers prior to September 30, 2003, including Messrs. Stoltz and Rosok listed in the summary compensation table above, are participants in an executive supplemental retirement income plan (“Executive Supplemental Retirement Income Plan”) that provides retirement, death and disability benefits supplementing the coverage payable under the Retirement Plan. Effective October 1, 2003, the Executive Supplemental Retirement Income Plan was amended so that no new participants will be added to the plan and no additional benefits will accrue for existing participants. The plan was designed for each participant to receive retirement plan payments, primary Social Security benefits and supplemental plan payments each year after retirement age 65 equal, in the aggregate, to 70% of the participant’s highest annual salary during any of the five years preceding September 30, 2003. The net periodic pension cost for the plan is computed on an actuarial basis and totaled ($137,000) for the 2005 fiscal year. The plan also includes provisions for early retirement and permanent disability. The Board of Directors may approve early retirement under the plan without the normally required reduction in the amount of the supplemental benefit. Participants whose age and number of years of service, when added together, equal at least 90 are automatically eligible for early retirement benefits without reduction.

If a participant dies before receiving 120 monthly payments under the Executive Supplemental Retirement Income Plan, the participant’s designated beneficiaries will receive the remaining balance of the 120 payments. The amount of each monthly payment will be equal to the amount the participant was receiving or was entitled to receive before death, or, if the participant was employed by the Company at death and the resulting payment amount would be larger, the monthly amount will range from $4,000 to $12,000, depending on the officer. This monthly death benefit will be reduced by any monthly benefit payable to the participant’s surviving spouse. The surviving spouse is entitled to a monthly benefit for life equal to one-half of the benefit the participant was entitled to before death.

Vesting under the Executive Supplemental Retirement Income Plan is determined by years of participation in the plan, beginning with the date an employee becomes a participant. The plan also provides for partial vesting on a stepped basis, with full vesting based on age and years of employment. An executive officer becomes fully vested when one of the following occurs: the executive officer reaches age 55 and, if employment ends before October 1, 2004, has completed five years of participation under the plan; or the executive officer dies while employed; or a change in control of the Company (as defined in the plan).

The following table shows the estimated combined annual benefits that the executive officers named in the summary compensation table above would receive under the Retirement Plan and the Executive Supplemental Retirement Income Plan, assuming that they retire at age 65. Amounts shown have been reduced by the estimated amount of Social Security benefits.

Name	Present Age	Estimated Combined Annual Benefit
Jon T. Stoltz	58	$93,000
Larry C. Rosok	49	$78,000

The Company is in the process of developing a defined contribution benefit plan for each of Messrs. Stevens and Davis that is designed, using reasonable assumptions, to provide at retirement, at the normal retirement age 65 with 15 years of service, replacement pay equal to 55% of his average base salary during the three consecutive fiscal years of the Company during which his base salary was highest, after taking into account benefits under any retirement benefits payable to him under any qualified or nonqualified retirement plan sponsored by the Company or his prior employer and Social Security benefits.

EMPLOYMENT AGREEMENTS

The Company has employment agreements with three of the Company’s executive officers, Messrs. Stevens, Davis and Rosok, who are named in the summary compensation table above.

David W. Stevens

On March 3, 2005, the Company entered into an employment agreement with David W. Stevens, pursuant to which Mr. Stevens became employed as the Company’s President and Chief Executive Officer. A copy of Mr. Stevens’ employment agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 9, 2005. Under the terms of the agreement, Mr. Stevens will receive an annual base salary of not less than $400,000. Other benefits under the employment agreement include the following:

•       15,000 shares of the Company’s Common Stock awarded to him under the Company’s 1998 Stock Incentive Plan, 5,000 of which will be fully vested upon his first date of employment, 5,000 of which will vest one year after his date of first employment, and 5,000 of which will vest two years after his date of first employment.

•       Annual cash incentive compensation ranging from 0% to 108% of Mr. Stevens’ base salary.

•       Long-term incentive awards no less favorable than that provided to other senior executive officers of the Company under any long-term incentive plan adopted by the Company. Mr. Stevens’ anticipated target award is 20% of his base salary.

•       Supplemental retirement benefits, as described in further detail in the section above entitled “Executive Supplemental Retirement Income.”

•       Relocation allowance that includes reasonable closing costs in connection with the sale of Mr. Stevens’ current residence, a monthly living allowance of up to $2,000 (or more upon approval of the Chairman of the Board) for up to six months from his date of hire to cover actual living expenses incurred in his move to Seattle, the cost of airfare and reasonable accommodations in the Seattle area for up to four visits by Mr. Stevens and his family to find a replacement residence, up to $25,000 for reasonable moving costs, and the cost of two round-trip airfares per month between Seattle and Austin for up to six months to allow Mr. Stevens to spend time with his family prior to their move to Seattle. To date, the Company has paid $65,732 for moving expenses and $150 for a one-time payment for initiation dues for a club membership.

•       A monthly allowance of $1,500 to provide for the lease or purchase of a car and the payment of club dues and other such expenses. The Company also will pay the initiation fee for Mr. Stevens’ family to join an athletic club.

The employment agreement, and Mr. Stevens’ employment, will terminate upon Mr. Stevens’ death and may be terminated by the Company in the event of Mr. Stevens’ disability. In addition, the Company may terminate Mr. Stevens’ employment at any time for Cause (as defined in the employment agreement) or for any other reason upon thirty days prior written notice. Mr. Stevens may terminate the employment agreement at any time and for any reason upon thirty days prior written notice. In the event that the employment of Mr. Stevens is terminated, the employment agreement provides that he (or his estate, as the case may be) will be entitled to the following, as more fully described in the employment agreement.

•       In the event that the employment of Mr. Stevens is terminated upon his death or by the Company due to his disability: (i) his accrued but unpaid base salary and vacation through his termination date; (ii) any unpaid annual incentive compensation earned but not paid in the previous year; (iii) any amounts otherwise payable to Mr. Stevens under the Company’s benefit plans and programs; and (iv) an amount in lieu of any annual incentive compensation for the current year.

•       In the event Mr. Stevens terminates his employment other than for Good Reason (as defined in the employment agreement): the amounts payable due to death or disability under (i) through (iii) above. In addition, any shares in the Company that have not vested will be forfeited.

•       In the event that the employment of Mr. Stevens is terminated by the Company without Cause, or Mr. Stevens elects to terminate his employment for Good Reason or within one year following a Change of Control (as defined in the employment agreement), Mr. Stevens will not be entitled to benefits under the Company’s severance plan but will be entitled to the following: (A) the amounts payable due to death or disability under (i) through (iii) above; (B) a separation payment in the amount of 0.75 times Mr. Stevens’ annualized base salary plus the average of the annual incentive compensation paid in the two fiscal years prior to the year in which his termination occurs; and (C) a non-compete payment in the amount of 1.25 times Mr. Stevens’ annualized base salary plus the average of the annual incentive compensation paid in the two fiscal years prior to the year in which his termination occurs. In the event that two fiscal years have not been completed, the annual incentive compensation shall be deemed to be the entire potential cash incentive compensation. Mr. Stevens and his immediate family also will be entitled to life and welfare benefits substantially similar to those provided to the Company’s senior executive officers for a period of 18 months after Mr. Stevens’ termination. Upon approval of the Governance, Nominating and Compensation Committee, any unvested stock options held by Mr. Stevens will be deemed fully vested and exercisable for a period of one year after his termination.

•       In the event that the employment of Mr. Stevens is terminated by the Company for Cause, he will be entitled to receive his accrued but unpaid base salary and any amounts otherwise payable to him under the Company’s benefit plans and programs.

As a condition of his employment, Mr. Stevens has agreed not to compete with the Company or solicit customers or employees of the Company for a period of two years following termination of his employment with the Company. These non-compete and non-solicitation agreements, however, may not be enforceable in some jurisdictions or may be enforceable only in part. Under Mr. Stevens’ employment agreement, the Company also has agreed to indemnify and hold harmless Mr. Stevens against damages or other losses resulting from his good faith performance of his duties and obligations under the employment agreement. This right of indemnification shall be in addition to any rights of indemnification provided in the Company’s Articles of Incorporation and Bylaws or under applicable law.

Rick Davis

On June 16, 2005, the Company entered into an employment agreement with Rick Davis, pursuant to which Mr. Davis became employed as the Company’s Chief Financial Officer. A copy of Mr. Davis’ employment agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 17, 2005. Under the terms of his employment agreement, Mr. Davis will receive an annual base salary of not less than $240,000. Mr. Davis’ initial base salary will be $240,000, and will be reviewed at least annually by the Company’s Governance, Nominating and Compensation Committee. Mr. Davis’ other benefits under his employment agreement include the following:

•       5,000 shares of the Company’s Common Stock awarded to him under the Company’s 1998 Stock Incentive Plan, which will vest one year after his date of first employment.

•       Annual cash incentive ranging from 0% to 98% of Mr. Davis’ base salary.

•       Long-term incentive awards no less favorable than that provided to other senior executive officers of the Company under any long-term incentive plan adopted by the Company. Mr. Davis’ anticipated target award is 20% of his base salary.

•       Supplemental retirement benefits, as described in further detail in the section above entitled “Executive Supplemental Retirement Income.”

•       A monthly allowance of $400 to provide for the lease or purchase of a car and the payment of club dues and other such expenses. The Company also will make a one-time payment of $3,000 to pay the initiation fee for Mr. Davis to join an athletic club, dining club or country club.

The employment agreement, and Mr. Davis’ employment, will terminate upon Mr. Davis’ death and may be terminated by the Company in the event of Mr. Davis’ disability. In addition, the Company may terminate Mr. Davis’ employment at any time for Cause (as defined in the employment agreement) or for any other reason upon thirty days prior written notice. Mr. Davis may terminate the employment agreement at any time and for any reason upon thirty days prior written notice. In the event that the employment of Mr. Davis is terminated, the employment agreement provides that he (or his estate, as the case may be) will be entitled to the following, as more fully described in the employment agreement.

•       In the event that the employment of Mr. Davis is terminated upon his death or by the Company due to his disability: (i) his accrued but unpaid base salary and vacation through his termination date; (ii) any unpaid annual incentive compensation earned but not paid in the previous year; (iii) any amounts otherwise payable to Mr. Davis under the Company’s benefit plans and programs; and (iv) an amount in lieu of any annual incentive compensation for the current year.

•       In the event Mr. Davis terminates his employment other than for Good Reason (as defined in the employment agreement): the amounts payable due to death or disability under (i) through (iii) above. In addition, any shares in the Company that have not vested will be forfeited.

•       In the event that the employment of Mr. Davis is terminated by the Company without Cause, or Mr. Davis elects to terminate his employment for Good Reason or within one year following a Change of Control (as defined in the employment agreement), Mr. Davis will not be entitled to benefits under the Company’s severance plan but will be entitled to the following: (A) the amounts payable due to death or disability under (i) through (iii) above; (B) a separation payment in the amount of 0.50 times Mr. Davis’ annualized base salary plus the average of the annual incentive compensation paid in the two fiscal years prior to the year in which his termination occurs; and (C) a non-compete payment in the amount of 0.50 times Mr. Davis’ annualized base salary plus the average of the annual incentive compensation paid in the two fiscal years prior to the year in which his termination occurs. In the event that two fiscal years have not been completed, the annual incentive compensation shall be deemed to be 50% of the entire potential cash incentive compensation. Mr. Davis and his immediate family also will be entitled to medical benefits substantially similar to those provided to the Company’s senior executive officers for a period of 12 months after Mr. Davis’ termination. Upon approval of the Governance, Nominating and Compensation Committee, any unvested stock options held by Mr. Davis will be deemed fully vested and exercisable for a period of one year after his termination.

•       In the event that the employment of Mr. Davis is terminated by the Company for Cause, he will be entitled to receive his accrued but unpaid base salary and any amounts otherwise payable to him under the Company’s benefit plans and programs.

As a condition of his employment, Mr. Davis has agreed not to compete with the Company or solicit customers or employees of the Company for a period of two years following termination of his employment with the Company. These non-compete and non-solicitation agreements, however, may not be enforceable in some jurisdictions or may be enforceable only in part. Under the employment agreement, the Company also has agreed to indemnify and hold harmless Mr. Davis against damages or other losses resulting from his good faith performance of his duties and obligations under the employment agreement. This right of indemnification shall be in addition to any rights of indemnification provided in the Company’s Articles of Incorporation and Bylaws or under applicable law.

Larry C. Rosok

On July 19, 1995, the Company entered into an employment agreement with Larry C. Rosok. Mr. Rosok’s employment agreement is designed to assure that he will continue to function effectively and without distraction if uncertainties regarding the future control of the Company should arise. Upon a change in control of the Company or during the pendency of certain offers for a change in control, as these terms are defined in the employment agreement, he is entitled to receive the severance benefits described below if the Company terminates his employment other than for cause as defined in the employment agreement. In addition, Mr. Rosok is entitled to receive severance benefits for three years after a change in control of the Company if the Company terminates his employment other than for cause or if he terminates his employment for good reason. Under the terms of Mr. Rosok’s employment agreement, the severance payments are equal to three times his base salary and incentive compensation at the time the change in control occurs, but are reduced to the extent required to avoid subjecting the payments to penalty taxes on excess parachute payments. In addition, under the employment agreement, Mr. Rosok is entitled to continue to participate in health, life, and disability plans for which he is eligible at the time of termination of his employment. Severance payments will terminate when his benefits are vested under the Executive Supplemental Retirement Income Plan. Mr. Rosok’s employment agreement is automatically extended on December 31 of each year for a period of one year unless either the Company or Mr. Rosok elects not to extend the term by giving the other party 30 days’ notice prior to year end. The term of the employment agreement is extended automatically for a period of three years upon a change in control of the Company. Mr. Rosok’s employment agreement terminates if his employment under the agreement is terminated before a change in control occurs and while there is no offer pending for a change in control, except as noted above.

SEVERANCE ARRANGEMENTS

In October 2004, the Executive Committee of the Board of Directors adopted the Cascade Natural Gas Corporation Officer Severance Pay Plan. Eligible employees are officers selected by the Board for participation in the plan in connection with any workforce reduction or other designated severance event. Severance benefits include payments for outplacement services, medical benefits and a lump sum payment based on cash compensation. For the Chief Executive Officer and Chief Financial Officer, the lump sum payment would be equal to 52 weeks base pay plus the average of the annual bonuses for the last three fiscal years. For all other officers the lump sum payment would range from a minimum of 26 weeks base pay to a maximum of 52 weeks base pay, depending on years of service, plus the average of the annual bonuses for the last three fiscal years.

Notwithstanding the existence of the Officer Severance Pay Plan, the severance arrangements for Messrs. Stevens and Davis are governed by the terms of their respective employment agreements (described above) rather than under the Officer Severance Pay Plan.

In 2005, the Company entered into severance agreements with three of its executive officers in connection with the resignations of those officers. On March 3, 2005, the Company entered into a Retirement Agreement and General Release with W. Brian Matsuyama in connection with Mr. Matsuyama’s resignation as the Company’s President and CEO and as Vice Chairman of the Board, effective March 31, 2005. Under the terms of Mr. Matsuyama’s agreement, a copy of which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on March 9. 2005, Mr. Matsuyama received a payment in the amount of $50,000 on April 15, 2005, and is scheduled to receive an additional payment in the amount of $250,000 on or about April 30, 2006. On January 10, 2005, the Company entered into an Agreement and General Release with J.D. Wessling in connection with Mr. Wessling’s resignation as the Company’s CFO, effective June 26, 2005. A copy of the Agreement and General Release with Mr. Wessling was filed as Exhibit 10.1 to the Company’s quarterly report 10-Q for the quarter ending 12-31-05. On June 17, 2005, the Company entered into Amendment 1 to the Agreement and General Release with J.D. Wessling, a copy of which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 17, 2005. Under the terms of the Agreement and General Release and Amendment 1 to Agreement and General Release, Mr. Wessling remained employed by the Company as a consultant from June 27, 2005 through July 21, 2005, and received a payment in the amount of $197,611 on June 30, 2005. Effective September 2, 2005, the Company entered into an Agreement and General Release with William H. Odell regarding Mr. Odell’s termination in connection with the Company’s executive restructuring which resulted in the elimination of the position of Chief Operating Officer effective as of July 28, 2005. Under the terms of Mr. Odell’s agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 1. 2005, Mr. Odell received a payment in the amount of $194,670 on September 15, 2005, and outplacement services in the amount of $29,200.

SUPPLEMENTAL BENEFIT TRUST

Although not obligated to do so, the Company has established a trust to fund some of the benefits which may be payable under the Executive Supplemental Retirement Income Plan. The trust also funds severance benefits which may be payable under the above-described employment agreements with certain executives.

The Company is obligated to pay any benefits not paid out of the trust. The Company may be obligated to fund the trust with additional amounts in the case of certain events, including a change in control, as defined, for some or all of the following purposes: to permit payment of benefits under the supplemental plan and the employment agreements due in the following 12 months; to fund separate subtrusts for legal expenses (including certain legal expenses incurred to enforce the Company’s obligation to make required contributions to the trust); and to permit payment of insurance premiums and policy loan interest.

DIRECTOR COMPENSATION

For the fiscal year ended September 30, 2005, the Company paid each non-employee director an annual stipend of $5,000 as well as a fee of $500 for each Board or committee meeting attended or a committee fee of $250 if the committee meeting was held on the same day as a Board meeting. Mr. Pinnt receives an additional stipend of $2,500 per month for his service as Chairman of the Board. The Chairs of the Pension Committee and the Governance, Nominating and Compensation Committee each receives an additional annual stipend of $5,000. Effective May 1, 2005, the Chair of the Audit Committee receives an additional annual stipend of $7,500. Directors named as “financial experts” receive an additional annual stipend of $3,000 as long as they are not already being compensated for being the Chair of the Audit Committee or the Chairman of the Board. Ms. Borland and Mr. Pinnt are designated as financial experts, but serve as the Chair of the Audit Committee and Chairman of the Board, respectively, so they receive no additional compensation for being designated as financial experts. Employee directors receive no additional compensation for serving as Directors. Mr. Stevens currently is the only employee director.

External continuing education for directors, including expenses for materials and travel, obtained through board education programs at universities and elsewhere will be paid by the Company at up to $1,000 per fiscal year. The Chair of the Governance, Nominating and Compensation Committee may approve reimbursement greater than $1,000 per year. Internal continuing education through Company meetings or orientations shall be compensated at the same rate as attendance at a Board meeting.

Each non-employee director was also entitled to receive 500 shares of the Company’s Common Stock for service in fiscal 2005 pursuant to the 2000 Director Stock Award Plan. Pursuant to the plan, each non-employee director may elect to defer receipt of his or her shares until he or she is no longer a member of the Board. Mr. Ederer elected to defer receipt of his shares for fiscal 2005. A proposal is included in this proxy to increase the annual director stock award from 500 to 1,000 shares.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2005, Messrs. Burnham, Ederer, Thomas and Cronin served on the Governance, Nominating and Compensation Committee. Members of the Governance, Nominating and Compensation Committee receive no compensation from the Company other than Board-approved fees for service on this or other committees or on the Board.

REPORT OF THE AUDIT COMMITTEE
TO SHAREHOLDERS

The Audit Committee of the Board of Directors, composed entirely of independent directors, met nine times in fiscal year 2005. The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and such other duties as directed by the Board. The full responsibilities of the Committee are set forth in its charter, which is reviewed and updated annually, and approved by the Board.

In fulfilling its responsibilities, the Committee has selected Deloitte & Touche LLP as the Company’s independent auditor. The Committee:

•       Reviewed and discussed the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended September 30, 2005 with the Company’s management and Deloitte & Touche LLP. As part of its review, the Committee discussed the Company’s critical accounting policies and matters of judgments and estimates used in the preparation of the financial statements;

•       Reviewed and discussed Management’s Report on Internal Controls over Financial Reporting;

•       Discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees, and Public Company Accounting Oversight Board Auditing Standard No. 2, An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements;

•       Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No.1 (independence discussions with audit committees), and discussed with Deloitte & Touche LLP that firm’s independence;

•       Discussed the overall audit process, receiving and reviewing reports from the independent as well as the internal auditor;

•       Involved the independent auditor in the Committee’s review of the Company’s financial statements and related reports with management as well as the review by the Committee of earnings guidance provided by management; and

•       Provided to the independent auditor full access to the Committee and the Board to report on any and all appropriate matters.

The Committee provided guidance and oversight to the internal audit function of the Company, including review of audit plans and of audit reports. Both the internal auditor and the independent auditor met privately with the Committee at each meeting and were encouraged to discuss any matters they desired.

The Committee also met with selected members of management and the auditors to review financial statements, including quarterly reports, and discussed such matters as the quality of earnings; estimates, reserves and accruals; suitability of accounting principles; highly judgmental areas; and audit adjustments whether or not recorded. The Committee also reviewed the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies.

Management’s report on its responsibility for financial reporting and for internal controls over financial reporting, and the report and opinion of Deloitte & Touche LLP, including their opinion on the effectiveness of internal controls over financial reporting and on management’s assessment of the effectiveness of internal controls over financial reporting, are filed separately in the annual report and should be read in conjunction with this letter and review of the financial statements. Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended September 30, 2005 for filing with the Securities and Exchange Commission.

Audit Committee Members

Pirkko H. Borland, Chair	David A. Ederer
Scott M. Boggs	Larry L. Pinnt

INDEPENDENT PUBLIC AUDITORS

Aggregate fees billed to the Company for the fiscal years ended September 30, 2005 and 2004 by the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”) were as follows:

	Fiscal Year Ended September 30,
	2005	2004
Audit Fees(a)	$583,692	$222,446
Audit-Related Fees(b)	56,543	74,300
Total Audit and Audit-Related Fees	640,235	296,746
Tax Fees(c)	10,360	28,643
All other Fees	0	0
Total Fees	$650,595	$325,389

(a)           Includes $294,878 fees in 2005 for the review of the Company’s internal controls over financial reporting in compliance with the Sarbanes-Oxley Act of 2002.

(b)          Includes fees in 2005 for benefit plan audits. Includes fees in 2004 for benefit plan audits and Sarbanes-Oxley Act readiness testing.

(c)           Includes fees in 2005 for preparation of amended tax returns for the Company. Includes fees in 2004 for research and advice on various tax issues, and preparation of tax returns for the Company and for its benefit plans.

Pre-Approval of Services

All audit and audit-related services and tax services provided by the independent auditor must be pre-approved by the Audit Committee. The independent auditor will submit an engagement plan annually which may propose:

•       Audit services for the Company and subsidiaries

•       Review of annual reports on Form 10-K and issuance of audit report on financial statements

•       Consents, comfort letters, reviews of registration statements and similar services that incorporate or include the audited financial statements of the Company

•       Employee benefit plan audits

•       Accounting consultations and support related to GAAP

•       Attendance at annual shareholders’ meeting, Audit Committee meetings, and phone conferences

•       Recommendations issued to management

•       Review of interim financial information on Form 10-Q.

Other audit-related work must be approved by the Audit Committee on a case-by-case basis. All other fees, including tax fees, are also pre-approved by the Audit Committee.

The Audit Committee may pre-approve an audit or audit-related service at any time in advance of the activity unless the Securities and Exchange Commission or the Accounting Oversight Board specifies a period of time in advance of which an approval must be granted. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated to pre-approve an audit-related activity will be reported to the full Audit Committee at its scheduled meetings.

On a quarterly basis the Audit Committee will review services provided and fees of the independent auditor. This quarterly review will include all services provided by the independent auditor whether approved in the annual engagement plan or otherwise.

The firm of Deloitte & Touche LLP has been selected as the Company’s principal independent public auditor for fiscal 2006. Deloitte & Touche LLP and its predecessor Touche Ross & Co. have served as the Company’s principal independent auditor since 1953. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to questions from shareholders.

SOLICITATION OF PROXIES

Proxies will be solicited principally by mail. Following the original mail solicitation, the Company will arrange with banks, brokerage houses, and other custodians, nominees and fiduciaries, to forward copies of the proxy card, proxy statement and annual report to persons for whom they hold stock of the Company and to request authority for the execution of proxies. In these cases, the Company will reimburse such banks, brokerage houses, custodians, nominees and fiduciaries for their expenses incurred in connection with these requests. The Company will pay the entire cost of soliciting proxies. The Company may also use its regular employees to solicit proxies from shareholders personally, or by telephone or letter, without additional compensation.

ANNUAL REPORT

The Company’s annual report for the fiscal year ended September 30, 2005 is enclosed. The annual report presents information for fiscal years 2005, 2004, and 2003.

SHAREHOLDERS SHARING THE SAME ADDRESS

The Company may satisfy rules of the Securities and Exchange Commission regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more Company shareholders if they appear to be members of the same family. This delivery method, known as “householding,” can result in meaningful cost savings for the Company. Shareholders who participate in householding will continue to receive separate proxy cards. In order to take advantage of this opportunity, the Company may deliver only one proxy statement and annual report to multiple shareholders who share an address, unless the Company receives contrary instructions prior to the mailing date from one or more of the affected shareholders.

We undertake to deliver promptly upon written or oral request a separatecopy of the proxy statement and/or annual report, as requested, to a shareholder at a shared address to which a single copy of these documents was delivered. If you are a shareholder, share an address and last name with one or more other shareholders and would like either to request delivery of a single copy of the Company’s annual reports or proxy statements for yourself and other shareholders who share your address or to revoke your householding consent to receive a single copy and receive a separate copy of the Company’s annual report or proxy statement in the future, please contact Larry C. Rosok, Corporate Secretary, Cascade Natural Gas Corporation, 222 Fairview Avenue North, Seattle, Washington 98109 or by telephone at (206) 624-3900.  If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact your brokerage firm or bank.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

The Company must receive shareholder proposals by September 13, 2006, in order to be included in the Company’s proxy statement and proxy form for the 2007 Annual Meeting of Shareholders. Proposals must also comply with the requirements of the Securities and Exchange Commission relating to proposals of security holders.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on November 27, 2006 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on November 27, 2006.

Notices of intention to present proposals at the 2007 meeting should be addressed to the Corporate Secretary at 222 Fairview Avenue North, Seattle, Washington 98109. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

The Company does not know of any matters which will be brought before the Annual Meeting, other than those listed in this Proxy Statement. If any further business is presented to the meeting, the individuals named on the enclosed proxy form will have discretion to vote the proxies they hold.

By Order of the Board of Directors,
LARRY C. ROSOK
Corporate Secretary

Seattle, Washington
December 19, 2005
CASCADE NATURAL GAS CORPORATION
222 Fairview Avenue North
Seattle, Washington 98109

Appendix A

CASCADE NATURAL GAS CORPORATION

AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS
CHARTER

Organization

Cascade Natural Gas Corporation’s Audit Committee of the Board of Directors is composed of directors appointed by the Board. All Audit Committee members shall be independent of Company management and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as committee members. Members of the Audit Committee may not receive from the Company any compensation other than Board-approved fees for service on the Board and its Committees. They shall have a working familiarity with basic finance and accounting practices, and at least one member shall have accounting or related financial management experience which the Board shall consider in designating a “financial expert” in accordance with SEC regulations. The Audit Committee shall have a minimum of three members.

Statement of Policy

The Audit Committee assists Cascade’s Board of Directors in fulfilling its responsibility to shareholders, potential shareholders, and the investment community relating to corporate accounting, reporting practices, the quality and integrity of the financial reports of the Company, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the internal and independent auditors. In so doing, it is the Committee’s responsibility to maintain free and open communication with the Board of Directors, independent auditors, internal auditors, and the financial, accounting and executive management of the Company. The Committee may delegate specific responsibilities to appropriate subcommittees.

In fulfilling its responsibilities, the Audit Committee relies on the accuracy of the financial and other information provided to it by the management of the Company.

Responsibilities

The function of the Audit Committee is oversight with the following principal responsibilities and authority:

1.                Sole authority to engage, set compensation for, oversee and dismiss independent auditors of the Company and its divisions and subsidiaries, and to pre-approve all services provided by the independent auditors. The independent auditors shall report directly to the Audit Committee.

2.                The Audit Committee will have the authority to retain independent legal, accounting or other advisors. The Company shall provide appropriate funding, as determined by the Audit Committee, for the engagement of the independent auditors and such other advisors as the Audit Committee deems necessary and for the ordinary expenses necessary for the Audit Committee to carry out its duties.

3.                Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized. Review audit conclusions, comments and recommendations of the independent auditors, and management’s responses thereto. Oversee resolution of disagreements between management and the independent auditors regarding financial reporting.

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4.                Annually obtain and review a report by the independent auditor describing (a) the independent auditor’s internal quality-control procedures; and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues.

5.                Annually (a) review all relationships between the independent auditor and the Company in order to assess the auditor’s independence; and (b) evaluate and engage in discussions concerning any disclosed issues, relationships or services that may impact the independent auditor’s qualifications, performance and independence, as well as any attempts by management or other representatives of the Company to restrict the audit or influence its results.

6.                Establish hiring policies for employees or former employees of the independent auditors.

7.                Review with the independent auditors, the internal auditor, and the Company’s financial, accounting and executive management, the adequacy and effectiveness of the internal controls of the Company in accordance with Section 404 of the Sarbanes-Oxley Act (“SOX 404”).

8.                Review with the independent auditors any problems or difficulties encountered while providing services to the Company, and management’s responses.

9.                Advise the Board of Directors with respect to the Company’s policies and procedures regarding internal controls, disclosure controls, and compliance with laws and regulations applicable to such controls and compliance.

10.         Meet separately at least four times each year with management, with the internal auditor, and with independent auditors. Among items to be discussed in meetings with the independent auditors are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

11.         Oversee the internal audit function of the Company including its independence, authority, and obligations; the proposed audit plans for the coming year and the coordination of such plans with the independent auditors. The internal auditor shall report functionally to the Chair of the Audit Committee but shall have an administrative relationship to the President and Chief Executive Officer, who, in consultation with the Chair of the Audit Committee, shall be responsible for hiring, compensation, performance review, and termination of the employment of the internal auditor.

12.         Review with the independent auditors and management the annual audited financial statements and the quarterly financial statements, including disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations”, and determine that the independent auditors are satisfied with the financial statements’ disclosure and content. Discussions will include quality of earnings, review of reserves and accruals, consideration of the suitability of accounting principles, critical accounting policies, review of highly judgmental areas, audit adjustments whether or not recorded, and other inquiries.

13.         Review and discuss the Company’s internal audit reports and management’s responses thereto.

14.         Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K. The Company’s Board of Directors shall be responsible for approving for filing the audited financial statements included in the SEC annual report on Form 10-K.

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15.         Submit the report of the Audit Committee as required by the rules of the SEC to be included in the Company’s annual proxy statement.

16.         Review the Company’s earnings press releases, as well as financial information and earnings guidance to be provided to analysts and rating agencies.

17.         Discuss policies and provide oversight with respect to financial risk management.

18.         Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal audit controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

19.         Report matters discussed at each committee meeting to the Board of Directors and submit Audit Committee minutes for their review.

20.         Annually review this charter and recommend changes to the Board of Directors.

21.         Annually perform a self-assessment of the Audit Committee.

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Appendix B

CASCADE NATURAL GAS CORPORATION
1998 STOCK INCENTIVE PLAN

ARTICLE 1
ESTABLISHMENT AND PURPOSE

1.1   Establishment.   Cascade Natural Gas Corporation (“Corporation”) hereby establishes the Cascade Natural Gas Corporation 1998 Stock Incentive Plan (the “Plan”) effective November 9, 1998, subject to shareholder approval as provided in Article 12.

1.2   Purpose.   The purpose of the Plan is to promote and advance the interests of shareholders by enabling Corporation to attract, retain, and reward key employees of Corporation and its subsidiaries. It is also intended to strengthen the mutuality of interests between employees and Corporation’s shareholders. The Plan is designed to serve these purposes by offering stock options and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability, and financial success of Corporation and increasing shareholder value.

ARTICLE 2
DEFINITIONS

2.1   Defined Terms.   For purposes of the Plan, the following terms will have the meanings set forth below:

“Award” means an award or grant made to a Participant of Options, Stock Appreciation Rights, Restricted Awards, Performance Awards, or Other Stock-Based Awards pursuant to the Plan.

“Award Agreement” means an agreement as described in Section 6.4.

“Board” means the Board of Directors of Corporation.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor thereto, together with rules, regulations, and interpretations promulgated thereunder. Where the context so requires, any reference to a particular Code section will be construed to refer to the successor provision to such Code section.

“Committee” means the Nominating and Compensation Committee of the Board.

“Common Stock” means the $1.00 par value common stock of Corporation or any security of Corporation issued in substitution, exchange, or lieu of such common stock.

“Continuing Restriction” means a Restriction contained in Sections 6.5(h), 6.8, and 11.4 of the Plan and any other Restrictions expressly designated by the Committee in an Award Agreement as a Continuing Restriction.

“Corporation” means Cascade Natural Gas Corporation, a Washington corporation, or any successor corporation.

“Deferred Compensation Option” means a Nonqualified Option granted in lieu of a specified amount of other compensation pursuant to Section 13.8 in Exhibit A of the Plan.

“Disability” means the condition of being permanently “disabled” within the meaning of Section 22(e)(3) of the Code, namely being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. However, the Committee may change the foregoing definition of “Disability” or may adopt a different definition for purposes of specific Awards.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute. Where the context so requires, any reference to a particular section of the

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Exchange Act, or to any rule promulgated under the Exchange Act, will be construed to refer to successor provisions to such section or rule.

“Fair Market Value” means on any given date, the fair market value per share of the Common Stock determined as follows:

(a)    If the Common Stock is traded on an established securities exchange, the mean between the reported high and low sale prices of Common Stock as reported for such day by the principal exchange on which Common Stock is traded (as determined by the Committee) or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded;

(b)   If there is no market for Common Stock or if trading activities for Common Stock are not reported in the manner described above, the fair market value will be as determined by the Committee.

“Incentive Stock Option” or “ISO” means any Option granted pursuant to the Plan that is intended to be and is specifically designated in its Award Agreement as an “incentive stock option” within the meaning of Section 422 of the Code.

“Nonqualified Option” or “NQO” means any Option, including a Deferred Compensation Option, granted pursuant to the Plan that is not an Incentive Stock Option.

“Option” means an ISO or an NQO (including a Deferred Compensation Option).

“Other Stock-Based Award” means an Award as defined in Section 17.1 in Exhibit E.

“Participant” means an employee of Corporation or a Subsidiary, who is granted an Award under the Plan.

“Performance Award” means an Award granted pursuant to the provisions of Exhibit D of the Plan, the Vesting of which is contingent on performance attainment.

“Performance Cycle” means a designated performance period pursuant to the provisions of Section 16.3 in Exhibit D of the Plan.

“Performance Goal” means a designated performance objective pursuant to the provisions of Section 16.4 in Exhibit D of the Plan.

“Plan” means this Cascade Natural Gas Corporation 1998 Stock Incentive Plan, as set forth in this Plan document and as it may be amended and from time to time.

“Reporting Person” means a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

“Restricted Award” means a Restricted Share or a Restricted Unit granted pursuant to Exhibit C of the Plan.

“Restricted Share” means an Award described in Section 15.1(a) in Exhibit C of the Plan.

“Restricted Unit” means an Award of units representing Shares described in Section 15.1(b) in Exhibit C of the Plan.

“Restriction” means a provision in the Plan or in an Award Agreement which limits the exercisability or transferability, or which governs the forfeiture, of an Award or the Shares, cash, or other property payable pursuant to an Award.

“Retirement” means retirement from active employment with Corporation and its Subsidiaries on or after age 65, or such earlier retirement date as approved by the Committee for purposes of the Plan.

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However, the Committee may change the foregoing definition of “Retirement” or may adopt a different definition for purposes of specific Awards.

“Share” means a share of Common Stock.

“Stock Appreciation Right” or “SAR” means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Exhibit B of the Plan.

“Subsidiary” means a “subsidiary corporation” of Corporation, within the meaning of Section 425 of the Code, namely any corporation in which Corporation directly or indirectly controls 50 percent or more of the total combined voting power of all classes of stock having voting power.

“Vest” or “Vested” means:

(a)    In the case of an Award that requires exercise, to be or to become immediately and fully exercisable and free of all Restrictions (other than Continuing Restrictions);

(b)   In the case of an Award that is subject to forfeiture, to be or to become nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions);

(c)    In the case of an Award that is required to be earned by attaining specified Performance Goals, to be or to become earned and nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions); or

(d)   In the case of any other Award as to which payment is not dependent solely upon the exercise of a right, election, exercise, or option, to be or to become immediately payable and free of all Restrictions (except Continuing Restrictions).

2.2   Gender and Number.   Except where otherwise indicated by the context, any masculine or feminine terminology used in the Plan will also include the opposite gender; and the definition of any term in Section 2.1 in the singular will also include the plural, and vice versa.

ARTICLE 3
ADMINISTRATION

3.1   General.   The Plan will be administered by the Committee.

3.2   Authority of the Committee.   The Committee has full power and authority (subject to such orders or resolutions as may be issued or adopted from time to time by the Board) to administer the Plan in its sole discretion, including the authority to:

(a)    Construe and interpret the Plan and any Award Agreement;

(b)   Promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan;

(c)    Select the Participants who will be granted Awards;

(d)   Determine the number and types of Awards to be granted to each such Participant;

(e)    Determine the number of Shares, or Share equivalents, to be subject to each Award;

(f)    Determine the option price, purchase price, base price, or similar feature for any Award; and

(g)    Determine all the terms and conditions of all Award Agreements, consistent with the requirements of the Plan.

Decisions of the Committee, or any delegate as permitted by the Plan, will be final, conclusive, and binding on all Participants.

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3.3   Action by the Committee.   A majority of the members of the Committee will constitute a quorum for the transaction of business. Action approved by a majority of the members present at any meeting at which a quorum is present, or action in writing by a majority of the members of the Committee, will be the valid acts of the Committee.

3.4   Delegation.   Notwithstanding the foregoing, the Committee may delegate to one or more officers of Corporation the authority to determine the recipients, types, amounts, and terms of Awards granted to Participants who are not Reporting Persons.

3.5   Liability of Board and Committee Members.   No member either of the Board or the Committee will be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Participant.

3.6   Costs of Plan.   The costs and expenses of administering the Plan will be borne by Corporation.

ARTICLE 4
DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN

4.1   Duration of the Plan.   The Plan is effective November 9, 1998, subject to approval by Corporation’s shareholders as provided in Article 12. The Plan will remain in effect until Awards have been granted covering all the available Shares or the Plan is otherwise terminated by the Board. Termination of the Plan will not affect outstanding Awards.

4.2   Shares Subject to the Plan.   The shares which may be made subject to Awards under the Plan are Shares of Common Stock, which may be either authorized and unissued Shares or reacquired Shares. No fractional Shares may be issued under the Plan. Subject to adjustment pursuant to Article 9, the maximum number of Shares for which Awards may be granted under the Plan is 150,000. If an Award under the Plan is canceled or expires for any reason prior to having been fully Vested or exercised by a Participant or is settled in cash in lieu of Shares or is exchanged for other Awards, all Shares covered by such Awards will be made available for future Awards under the Plan.

ARTICLE 5
ELIGIBILITY

Officers and other key employees of Corporation and its Subsidiaries (including employees who may also be directors of Corporation or a Subsidiary) who, in the Committee’s judgment, are or will be contributors to the long-term success of Corporation will be eligible to receive Awards under the Plan.

ARTICLE 6
AWARDS

6.1   Types of Awards.   The types of Awards that may be granted under the Plan are:

(a)    Options governed by Exhibit A of the Plan;

(b)   Stock Appreciation Rights governed by Exhibit B of the Plan;

(c)    Restricted Awards governed by Exhibit C of the Plan;

(d)   Performance Awards governed by Exhibit D of the Plan; and

(e)    Other Stock-Based Awards or combination awards governed by Exhibit E of the Plan.

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In the discretion of the Committee, any Award may be granted alone, in addition to, or in tandem with other Awards under the Plan.

6.2   General.   Subject to the limitations of the Plan, the Committee may cause Corporation to grant Awards to such Participants, at such times, of such types, in such amounts, for such periods, with such option prices, purchase prices, or base prices, and subject to such terms, conditions, limitations, and restrictions as the Committee, in its discretion, deems appropriate. Awards may be granted as additional compensation to a Participant or in lieu of other compensation to such Participant. A Participant may receive more than one Award and more than one type of Award under the Plan.

6.3   Nonuniform Determinations.   The Committee’s determinations under the Plan or under one or more Award Agreements, including without limitation, (a) the selection of Participants to receive Awards, (b) the type, form, amount, and timing of Awards, (c) the terms of specific Award Agreements, and (d) elections and determinations made by the Committee with respect to exercise or payments of Awards, need not be uniform and may be made by the Committee selectively among Participants and Awards, whether or not Participants are similarly situated.

6.4   Award Agreements.   Each Award will be evidenced by a written Award Agreement between Corporation and the Participant. Award Agreements may, subject to the provisions of the Plan, contain any provision approved by the Committee.

6.5   Provisions Governing All Awards.   All Awards will be subject to the following provisions:

(a)   Alternative Awards.   If any Awards are designated in their Award Agreements as alternative to each other, the exercise of all or part of one Award automatically will cause an immediate equal (or pro rata) corresponding termination of the alternative Award or Awards.

(b)   Rights as Shareholders.   No Participant will have any rights of a shareholder with respect to Shares subject to an Award until such Shares are issued in the name of the Participant.

(c)    Employment Rights.   Neither the adoption of the Plan, the granting of any Award, nor the entering into any Award Agreement will confer on any person the right to continued employment with Corporation or any Subsidiary, as the case may be, nor will it interfere in any way with the right of Corporation or a Subsidiary to terminate such person’s employment at any time for any reason, with or without cause.

(d)   Restriction on Transfer.   Unless otherwise expressly provided in an individual Award Agreement, each Award (other than Restricted Shares after they Vest) will not be transferable otherwise than by will or the laws of descent and distribution and will be exercisable (if exercise is required), during the lifetime of the Participant, only by the Participant or, in the event the Participant becomes legally incompetent, by the Participant’s guardian or legal representative. Notwithstanding the foregoing, the Committee, in its discretion, may provide in any Award Agreement that the Award:

(i)    May be fully transferred;

(ii)   May be freely transferred to a class of transferees specified in the Award Agreement; or

(iii)  May be transferred, but only subject to any terms and conditions specified in the Award Agreement (including, without limitation, a condition that an Award may only be transferred without payment of consideration).

Furthermore, notwithstanding the foregoing, any Award may be surrendered to Corporation pursuant to Section 6.5(h) in connection with the payment of the purchase or option price of another Award or the payment of the Participant’s federal, state, or local tax, or tax withholding obligation with respect to the exercise or payment of another Award.

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(e)    Termination Of Employment.   The terms and conditions under which an Award may be exercised, if at all, after a Participant’s termination of employment will be determined by the Committee and specified in the applicable Award Agreement.

(f)    Change in Control.   The Committee, in its discretion, may provide in any Award Agreement that in the event of a change in control of Corporation (as the Committee may define such term in the Award Agreement), as of the date of such change in control (or as of a specified event following a change in control):

(i)    All, or a specified portion of, Awards requiring exercise will become fully and immediately exercisable, notwithstanding any other limitations on exercise;

(ii)   All, or a specified portion of, Awards subject to Restrictions will become fully Vested; and

(iii)  All, or a specified portion of, Awards subject to Performance Goals will be deemed to have been fully earned.

Unless the Committee specifically provides otherwise in the change in control provision for a specific Award Agreement, Awards will become exercisable, become Vested, or become earned as of a change in control date (or as of a specified event following a change in control) only if, or to the extent, such acceleration in the exercisability, Vesting, or becoming earned of the Awards does not result in an “excess parachute payment” within the meaning of Section 280G(b) of the Code. The Committee, in its discretion, may include change in control provisions in some Award Agreements and not in others, may include different change in control provisions in different Award Agreements, and may include change in control provisions for some Awards or some Participants and not for others.

(g)    Conditioning or Accelerating Benefits.   The Committee, in its discretion, may include in any Award Agreement a provision conditioning or accelerating the Vesting of an Award or the receipt of benefits pursuant to an Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events including, without limitation, a change in control of Corporation (subject to the foregoing paragraph (f)), a sale of all or substantially all the property and assets of Corporation, or an event of the type described in Article 9 of this Plan. Furthermore, whether or not specified in any Award Agreement (unless an Award Agreement expressly provides otherwise), the Committee may at any time, in its discretion, accelerate the Vesting of any or all Awards.

(h)   Payment of Purchase Price and Withholding.   The Committee, in its discretion, may include in any Award Agreement a provision permitting the Participant to pay the purchase or option price, if any, for the Shares or other property issuable pursuant to the Award, the Participant’s federal, state, or local tax, or tax withholding, obligation with respect to such issuance, or both,  in whole or in part by any one or more of the following:

(i)    By delivering previously owned Shares (including Restricted Shares, whether or not vested);

(ii)   By surrendering outstanding other Vested Awards under the Plan denominated in Shares or in Share equivalent units;

(iii)  By reducing the number of Shares or other property otherwise Vested and issuable pursuant to the Award;

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(iv)  By delivering to Corporation a promissory note payable on such terms and over such period as the Committee will determine; By delivery (in a form approved by the Committee) of an irrevocable direction to a securities broker acceptable to the Committee:

(A)  To sell Shares subject to the Option and to deliver all or a part of the sales proceeds to Corporation in payment of all or a part of the option price and taxes or withholding taxes attributable to the issuance; or

(B)  To pledge Shares subject to the Option to the broker as security for a loan and to deliver all or a part of the loan proceeds to Corporation in payment of all or a part of the option price and taxes or withholding taxes attributable to the issuance; or

(v)    In any combination of the foregoing or in any other form approved by the Committee.

If Restricted Shares are surrendered in full or partial payment of the purchase or option price of Shares issuable under an Award, a corresponding number of the Shares issued upon exercise of the Award will be Restricted Shares subject to the same Restrictions as the surrendered Restricted Shares. Shares withheld or surrendered as described above will be valued based on their Fair Market Value on the date of the transaction. Any Shares withheld or surrendered with respect to a Reporting Person will be subject to such additional conditions and limitations as the Committee may impose to comply with the requirements of the Exchange Act.

(i)    Reporting Persons.   With respect to all Awards granted to Reporting Persons:

(i)    Awards requiring exercise will not be exercisable until at least six months after the date the Award was granted, except in the case of the death or Disability of the Participant; and

(ii)   Shares issued pursuant to any other Award may not be sold by the Participant for at least six months after acquisition, except in the case of the death or Disability of the Participant;

provided, however, that (unless an Award Agreement provides otherwise) the limitation of this Section 6.5(i) will apply only if or to the extent required by Rule 16b-3 under the Exchange Act. Award Agreements for Awards to Reporting Persons will also comply with any future restrictions imposed by such Rule 16b-3.

(j)    Service Periods.   At the time of granting Awards, the Committee may specify, by resolution or in the Award Agreement, the period or periods of service performed or to be performed by the Participant in connection with the grant of the Award.

(k)   Form of Payment upon Settlement of Awards.   Payment to a Participant upon settlement of an Award may be in Shares, cash (either in a lump sum or in installment payments, with or without interest, over a period specified in the Award Agreement), by issuance of a Deferred Compensation Option, or in any combination of the above, or in any other form the Committee determines.

6.6   Tax Withholding.   Corporation will have the right to deduct from any settlement of any Award under the Plan, including the delivery or vesting of Shares, any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of Corporation to satisfy all obligations for the payment of such taxes. The recipient of any payment or distribution under the Plan must make arrangements satisfactory to Corporation for the satisfaction of any such withholding tax obligations. Corporation will not be required to make any such payment or distribution under the Plan until such obligations are satisfied.

6.7   Annulment of Awards.   Any Award Agreement may, in the Committee’s discretion, provide that the grant of an Award payable in cash is revocable until cash is paid in settlement of the Award or that grant of an Award payable in Shares is revocable until the Participant becomes entitled to the certificate in settlement of the Award. In the event the employment of a Participant is terminated for cause (as defined

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below), any Award which is revocable will be annulled as of the date of such termination for cause. For the purpose of this Section 6.7, the term “for cause” will have the meaning set forth in the Participant’s employment agreement, if any, or otherwise means any discharge (or removal) for material or flagrant violation of the policies and procedures of Corporation or for other job performance or conduct which is detrimental to the best interests of Corporation, as determined by the Committee.

6.8   Engaging in Competition With the Corporation.   Any Award Agreement may, in the Committee’s discretion, provide that if a Participant terminates employment with Corporation or a Subsidiary for any reason whatsoever, and within a period of time (as specified in the Award Agreement) after the date of such termination accepts employment with any competitor of (or otherwise engages in competition with) Corporation, the Committee, in its sole discretion, may require such Participant to return to Corporation the economic value of any Award that was realized or obtained (measured at the date of exercise, Vesting, or payment) by such Participant at any time during the period beginning on the date that is six months prior to the date of such Participant’s termination of employment with Corporation.

ARTICLE 7
DEFERRAL ELECTIONS

The Committee may permit a Participant to elect to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise, earn out, or Vesting of an Award made under the Plan. If any such election is permitted, the Committee will establish rules and procedures for such payment deferrals, including, but not limited to: (a) payment or crediting of reasonable interest or other growth or earnings factor on such deferred amounts credited in cash, (b) the payment or crediting of dividend equivalents in respect of deferrals credited in Share equivalent units, or (c) granting of Deferred Compensation Options.

ARTICLE 8
DIVIDEND EQUIVALENTS

Any Awards may, at the discretion of the Committee, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant may be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the Shares covered by such Award, had such covered Shares been issued and outstanding on such dividend record date. The Committee will establish such rules and procedures governing the crediting of dividend equivalents, including the timing, form of payment, and payment contingencies of such dividend equivalents, as it deems appropriate or necessary.

ARTICLE 9
ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

9.1   Plan Does Not Restrict Corporation.   The existence of the Plan and the Awards granted under the Plan do not affect or restrict in any way the right or power of the Board or the shareholders of Corporation to make or authorize any adjustment, recapitalization, reorganization, or other change in Corporation’s capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Corporation’s capital stock or the rights thereof, the dissolution or liquidation of Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

9.2   Adjustments by the Committee.   In the event of any change in capitalization affecting the Common Stock of Corporation, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Committee, in its sole

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discretion, may deem appropriate to reflect such change, will be made with respect to the aggregate number of Shares for which Awards may be granted under the Plan, the maximum number of Shares which may be sold or awarded to any Participant, the number of Shares covered by each outstanding Award, and the base price or purchase price per Share in respect of outstanding Awards. The Committee may also make such adjustments in the number of Shares covered by, and price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends), of Corporation assets to shareholders.

ARTICLE 10
AMENDMENT AND TERMINATION

The Board may amend, suspend, or terminate the Plan or any portion of the Plan at any time, provided no amendment may be made without shareholder approval if such approval is required by applicable law or the requirements of an applicable stock exchange or over the counter stock trading system.

ARTICLE 11
MISCELLANEOUS

11.1   Unfunded Plan.   The Plan is unfunded and Corporation will not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of Corporation to any person with respect to any Award under the Plan will be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of Corporation will be deemed to be secured by any pledge of or other encumbrance on any property of Corporation.

11.2   Payments to Trust.   The Committee is authorized (but not obligated) to cause to be established a trust agreement or several trust agreements whereunder the Committee may make payments of amounts due or to become due to Participants in the Plan.

11.3   Other Corporation Benefit and Compensation Programs.   Payments and other benefits received by a Participant under an Award made pursuant to the Plan will not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state or country and will not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by Corporation or a Subsidiary unless expressly so provided by such other plan or arrangements, or except where the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards, or payments under any other Corporation or Subsidiary plans, arrangements, or programs. The Plan notwithstanding, Corporation or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain, and reward employees for their service with Corporation and its Subsidiaries.

11.4   Securities Law Restrictions.   No Shares may be issued under the Plan unless counsel for Corporation is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Shares delivered under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee deems advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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11.5   Governing Law.   Except with respect to references to the Code or federal securities laws, the Plan and all actions taken thereunder will be governed by and construed in accordance with the laws of the state of Washington.

ARTICLE 12
SHAREHOLDER APPROVAL

The adoption of the Plan and the grant of Awards under the Plan are expressly subject to the approval of the Plan by the affirmative vote of at least a majority of Corporation’s shareholders present in person or represented by proxy and entitled to vote at Corporation’s 1999 annual meeting of shareholder.

Exhibit A
OPTIONS

13.1   Types of Options.   Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Options (including Deferred Compensation Options). The grant of each Option and the Award Agreement governing each Option will identify the Option as an ISO or an NQO. In the event the Code is amended to provide for tax-favored forms of stock options other than or in addition to Incentive Stock Options, the Committee may grant Options under the Plan meeting the requirements of such forms of options.

13.2   General.   Options will be subject to the terms and conditions set forth in Article 6 and this Exhibit A and Award Agreements governing Options may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee will deem desirable.

13.3   Option Price.   Each Award Agreement for Options will state the option exercise price per Share of Common Stock purchasable under the Option, which may not be less than:

(a)    $1.00 per share in the case of a Deferred Compensation Option;

(b)   100 percent of the Fair Market Value of a Share on the date of grant for all other Nonqualified Options; or

(c)    100 percent of the Fair Market Value of a Share on the date of grant for all Incentive Stock Options.

13.4   Option Term.   The Award Agreement for each Option will specify the term of each Option, which may be unlimited or may have a specified period during which the Option may be exercised, as determined by the Committee.

13.5   Time of Exercise.   The Award Agreement for each Option will specify, as determined by the Committee:

(a)    The time or times when the Option becomes exercisable and whether the Option becomes exercisable in full or in graduated amounts based on: (i) continuation of employment over a period specified in the Award Agreement, (ii) satisfaction of performance goals or criteria specified in the Award Agreement, or (iii) a combination of continuation of employment and satisfaction of performance goals or criteria;

(b)   Such other terms, conditions, and restrictions as to when the Option may be exercised as determined by the Committee; and

(c)    The extent, if any, that the Option will remain exercisable after the Participant ceases to be an employee of Corporation or a Subsidiary.

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An Award Agreement for an Option may, in the discretion of the Committee, provide whether, and to what extent, the time when an Option becomes exercisable will be accelerated or otherwise modified (i) in the event of the death, Disability, or Retirement of the Participant, or (ii) upon the occurrence of a change in control of Corporation. The Committee may, at any time in its discretion, accelerate the time when all or any portion of an outstanding Option becomes exercisable.

13.6   Special Rules for Incentive Stock Options.   In the case of an Option designated as an Incentive Stock Option, the terms of the Option and the Award Agreement will conform with the statutory and regulatory requirements specified pursuant to Section 422 of the Code, as in effect on the date such ISO is granted. ISOs may be granted only to employees of Corporation or a Subsidiary. ISOs may not be granted under the Plan after ten years following the date specified in Section 4.1, unless the ten-year limitation of Section 422(b)(2) of the Code is removed or extended.

13.7   Restricted Shares.   In the discretion of the Committee, the Shares issuable upon exercise of an Option may be Restricted Shares if so provided in the Award Agreement for the Option.

13.8   Deferred Compensation Options.   The Committee may, in its discretion, grant Deferred Compensation Options with an option price less than Fair Market Value to provide a means for deferral to future dates of compensation otherwise payable to a Participant. The option price will be determined by the Committee subject to Section 13.3(a) in this Exhibit A of the Plan. The number of Shares subject to a Deferred Compensation Option will be determined by the Committee, in its discretion, by dividing the amount of compensation to be deferred by the difference between the Fair Market Value of a Share on the date of grant and the option price of the Deferred Compensation Option. Amounts of compensation deferred with Deferred Compensation Options may include amounts payable under Awards granted under the Plan or under any other compensation program or arrangement of Corporation as permitted by the Committee. The Committee may grant Deferred Compensation Options only if it reasonably determines that the recipient of such an Option is not likely to be deemed to be in constructive receipt for income tax purposes of the income being deferred.

13.9   Reload Options.   The Committee, in its discretion, may provide in an Award Agreement for an Option that in the event all or a portion of the Option is exercised by the Participant using previously acquired Shares, the Participant will automatically be granted (subject to the available pool of Shares subject to grants of Awards as specified in Section 4.2 of the Plan) a replacement Option (with an option price equal to the Fair Market Value of a Share on the date of such exercise) for a number of Shares equal to (or equal to a portion specified in the original Award Agreement of) the number of shares surrendered upon exercise of the Option. Such reload Option features may be subject to such terms and conditions as the Committee determines, including without limitation, a condition that the Participant retain the Shares issued upon exercise of the Option for a specified period of time.

Exhibit B
STOCK APPRECIATION RIGHTS

14.1   General.   Stock Appreciation Rights will be subject to the terms and conditions set forth in Article 6 and this Exhibit B and Award Agreements governing Stock Appreciation Rights may contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee deems desirable.

14.2   Nature of Stock Appreciation Right.   A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to the excess (or, if the Committee so specifies in the Award Agreement, a portion of the excess) of the Fair Market Value of a Share of Common Stock on the date of exercise of the SAR over the base price, as described below, on the date of grant of the SAR, multiplied by the number of Shares with respect to which the SAR will have been exercised. The base price will be

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designated by the Committee in the Award Agreement for the SAR and may be the Fair Market Value of a Share on the grant date of the SAR or such other higher or lower price as the Committee determines.

14.3   Exercise.   A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee. The Committee may also provide that a SAR will be automatically exercised on one or more specified dates or upon the satisfaction of one or more specified conditions. In the case of SARs granted to Reporting Persons, exercise of the SAR will be limited by the Committee to the extent required to comply with the applicable requirements of Rule 16b-3 under the Exchange Act.

Exhibit C
RESTRICTED AWARDS

15.1   Types of Restricted Awards.   Restricted Awards granted under the Plan may be in the form of either Restricted Shares or Restricted Units.

(a)   Nature of Restricted Shares.   A Restricted Share is an Award of Shares transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, restrictions on the sale, assignment, transfer, or other disposition of such Restricted Shares and may include a requirement that the Participant forfeit such Restricted Shares back to Corporation upon termination of Participant’s employment for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Shares. Each Participant receiving a Restricted Share will be issued a stock certificate in respect of such Shares, registered in the name of such Participant, and will be required to execute a stock power in blank with respect to the Shares evidenced by such certificate. The certificate evidencing such Restricted Shares and the stock power will be held in custody by Corporation until the Restrictions on those Shares have lapsed.

(b)   Nature of Restricted Units.   A Restricted Unit is an Award of units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, and may include a requirement that the Participant forfeit such Restricted Units upon termination of Participant’s employment for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Units.

15.2   General.   Restricted Awards will be subject to the terms and conditions of Article 6 and this Exhibit C and Award Agreements governing Restricted Awards may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee deems desirable.

15.3   Restriction Period.   Award Agreements for Restricted Awards will provide that Restricted Awards, and the Shares subject to Restricted Awards, may not be transferred, and may provide that, in order for a Participant to Vest in such Restricted Awards, the Participant must remain in the employment of Corporation or its Subsidiaries, subject to relief for reasons specified in the Award Agreement, for a period commencing on the grant date of the Award and ending on such later date or dates as the Committee designates in the Award Agreement (the “Restriction Period”). During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of Shares received under or governed by a Restricted Award grant. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of Restrictions during the Restriction Period where the Restrictions lapse in installments) the Participant will be entitled to settlement of the Restricted Award or portion thereof, as the case may be. Although Restricted Awards will usually Vest based on continued employment and Performance Awards under Exhibit D will usually Vest based on attainment of Performance Goals, the Committee, in its discretion, may condition Vesting of Restricted Awards on attainment of Performance

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Goals as well as continued employment. In such case, the Restriction Period for such a Restricted Award will include the period prior to satisfaction of the Performance Goals.

15.4   Forfeiture.   If a Participant ceases to be an employee of Corporation or a Subsidiary during the Restriction Period for any reason other than reasons which may be specified in an Award Agreement (such as death, Disability, or Retirement) the Award Agreement may require that all non-Vested Restricted Awards previously granted to the Participant be forfeited and returned to Corporation.

15.5   Settlement of Restricted Awards.

(a)   Restricted Shares.   Upon Vesting of a Restricted Share Award, the legend on such Shares will be removed and the Participant’s stock power will be returned and the Shares will no longer be Restricted Shares. The Committee may also, in its discretion, permit a Participant to receive, in lieu of unrestricted Shares at the conclusion of the Restriction Period, payment in any form described in Section 6.5(k).

(b)   Restricted Units.   Upon Vesting of a Restricted Unit Award, a Participant will be entitled to receive payment for Restricted Units in an amount equal to the aggregate Fair Market Value of the Shares covered by such Restricted Units at the expiration of the Applicable Restriction Period. Payment in settlement of a Restricted Unit in any form described in Section 6.5(k) will be made as soon as practicable following the conclusion of the applicable Restriction Period.

15.6   Rights as a Shareholder.   A Participant will have, with respect to unforfeited Shares received under a grant of Restricted Shares, all the rights of a shareholder of Corporation, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to Restricted Shares will be treated as additional Shares covered by the grant of Restricted Shares and will be subject to the same Restrictions.

Exhibit D
PERFORMANCE AWARDS

16.1   General.   Performance Awards will be subject to the terms and conditions set forth in Article 6 and this Exhibit D and Award Agreements governing Performance Awards may contain such other terms and conditions not inconsistent with the express provisions of the Plan, as the Committee deems desirable.

16.2   Nature of Performance Awards.   A Performance Award is an Award of units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit all or a portion of such Performance Award in the event specified performance criteria are not met within a designated period of time.

16.3   Performance Cycles.   For each Performance Award, the Committee will designate a performance period (the “Performance Cycle”) with a duration to be determined by the Committee in its discretion within which specified Performance Goals are to be attained. There may be several Performance Cycles in existence at any one time and the duration of Performance Cycles may differ from each other.

16.4   Performance Goals.   The Committee will establish Performance Goals for each Performance Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. Performance Goals may be based on (i) performance criteria for Corporation, a Subsidiary, or an operating group, (ii) a Participant’s individual performance, or (iii) a combination of both. Performance Goals may include objective and subjective criteria.

16.5   Determination of Awards.   As soon as practicable after the end of a Performance Cycle, the Committee will determine the extent to which Performance Awards have been earned on the basis of performance in relation to the established Performance Goals. Settlement of earned Performance Awards

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will be made to the Participant as soon as practicable after the expiration of the Performance Cycle and the Committee’s determination under Section 16.5 in this Exhibit D, in any form described in Section 6.5(k).

16.6   Performance Goals for Executive Officers.   The performance goals for Performance Awards granted to executive officers of Corporation may relate to corporate performance, business unit performance, or a combination of both.

1.      Corporate performance goals will be based on financial performance goals related to the performance of Corporation as a whole and may include one or more measures related to earnings, profitability, efficiency, or return to stockholders such as earnings per share, operating profit, stock price, costs of production, or other measures.

2.      Business unit performance goals will be based on a combination of financial goals and strategic goals related to the performance of an identified business unit for which a Participant has responsibility. Strategic goals for a business unit may include one or a combination of objective factors relating to success in implementing strategic plans or initiatives, introductory products, constructing facilities, or other identifiable objectives. Financial goals for a business unit may include the degree to which the business unit achieves one or more objective measures related to its revenues, earnings, profitability, efficiency, operating profit, costs of production, or other measures.

3.      Any corporate or business unit goals may be expressed as absolute amounts or as ratios or percentages. Success may be measured against various standards, including budget targets, improvement over prior periods, and performance relative to other companies, business units, or industry groups.

Exhibit E
OTHER STOCK BASED AND COMBINATION AWARDS

17.1   Other Stock-Based Awards.   The Committee may grant other Awards under the Plan pursuant to which Shares are or may in the future be acquired, or Awards denominated in or measured by Share equivalent units, including Awards valued using measures other than the market value of Shares. Other Stock-Based Awards are not restricted to any specified form or structure and may include, without limitation, Share purchase warrants, other rights to acquire Shares, and securities convertible into or redeemable for Shares. Such Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, any other type of Award granted under the Plan.

17.2   Combination Awards.   The Committee may also grant Awards under the Plan in tandem or combination with other Awards or in exchange of Awards, or in tandem or combination with, or as alternatives to, grants or rights under any other employee plan of Corporation, including the plan of any acquired entity. No action authorized by this Section will reduce the amount of any existing benefits or change the terms and conditions thereof without the Participant’s consent.

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FIRST AMENDMENT TO
CASCADE NATURAL GAS CORPORATION
1998 STOCK INCENTIVE PLAN

This First Amendment to the 1998 Stock Incentive Plan (“First Amendment”) is dated January 24, 2002, and amends that certain 1998 Stock Incentive Plan (the “Plan”) of Cascade Natural Gas Corporation (the “Corporation”). Capitalized terms not otherwise defined in this First Amendment shall have the meanings set forth in the Plan.

AMENDMENTS

Pursuant to its authority under Article 10 of the Plan, the Board of Directors of the Corporation hereby amends the Plan as follows:

1.     Shares Subject to the Plan.   Section 4.2 of the Plan is amended in its entirety to read as follows:

“4.2   Shares Subject to the Plan.   The shares which may be made subject to Awards under the Plan are Shares of Common Stock, which may be either authorized and unissued Shares or reacquired Shares. No fractional Shares may be issued under the Plan. Subject to adjustment pursuant to Article 9, the maximum number of Shares for which Awards may be granted under the Plan is 450,000. If an Award under the Plan is canceled or expires for any reason prior to having been fully Vested or exercised by a Participant or is settled in cash in lieu of Shares or is exchanged for other Awards, all Shares covered by such Awards will be made available for future Awards under the Plan.”

2.     Approvals.   This First Amendment was duly approved by the Board of Directors of the Corporation on November 19, 2001, and by the Shareholders of the Corporation on January 24, 2002.

3.     Other Provisions.   Except as expressly amended by this First Amendment, the Plan shall remain in full force and effect.

Dated January 24, 2002.

By order of the Board of Directors,
/s/ W. BRIAN MATSUYAMA
W. Brian Matsuyama, Chairman

1

SECOND AMENDMENT TO
CASCADE NATURAL GAS CORPORATION
1998 STOCK INCENTIVE PLAN

This Second Amendment to the 1998 Stock Incentive Plan (“Second Amendment”) is dated February 17, 2006, and amends that certain 1998 Stock Incentive Plan (the “Plan”) of Cascade Natural Gas Corporation (the “Corporation”). Capitalized terms not otherwise defined in this Second Amendment shall have the meanings set forth in the Plan.

AMENDMENTS

Pursuant to its authority under Article 10 of the Plan, the Board of Directors of the Corporation hereby amends the Plan as follows:

1.      Purpose.   Section 1.2 of the Plan is amended in its entirety to read as follows:

“1.2   Purpose.   The purpose of the Plan is to promote and advance the interests of shareholders by enabling Corporation to attract, retain, and reward key employees and directors of Corporation and its subsidiaries. It is also intended to strengthen the mutuality of interests between Corporation’s shareholders and its employees and directors. The Plan is designed to serve these purposes by offering stock options and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability, and financial success of Corporation and increasing shareholder value.”

2.      Definition of Participant.   The definition of “Participant” in Section 2.1 of the Plan is amended in its entirety to read as follows:

“Participant” means an employee or director of Corporation or a Subsidiary, who is granted an Award under the Plan.”

3.      Eligibility.   Article 5 of the Plan is amended in its entirety to read as follows:

“ARTICLE 5
ELIGIBILITY

Officers, other key employees, and directors of Corporation and its Subsidiaries (including employees who may also be directors of Corporation or a Subsidiary) who, in the Committee’s judgment, are or will be contributors to the long-term success of Corporation will be eligible to receive Awards under the Plan.”

4.      Types of Awards.   Section 6.1 of the Plan is amended in its entirety to read as follows:

“ARTICLE 6
AWARDS

6.1   Types of Awards.   The types of Awards that may be granted under the Plan are:

(a)    Options governed by Exhibit A of the Plan;

(b)   Stock Appreciation Rights governed by Exhibit B of the Plan;

(c)    Restricted Awards governed by Exhibit C of the Plan;

(d)   Performance Awards governed by Exhibit D of the Plan;

(e)    Other Stock-Based Awards or combination awards governed by Exhibit E of the Plan; and

1

(f)    Stock awards to directors under the Director Stock Award Plan (as amended from time to time) set forth in Exhibit F of the Plan; provided, however, that such Awards to directors shall not be subject to the provisions of Sections 6.2 through 6.8 of this Plan, and such Awards to directors shall be governed by the provisions of the Director Stock Award Plan set forth in Exhibit F which shall take precedence over any conflicting provisions of this Plan.

In the discretion of the Committee, any Award may be granted alone, in addition to, or in tandem with other Awards under the Plan.”

5.      Exhibit F.   The 2000 Directors Stock Award Plan (as awarded) is incorporated as Exhibit F of the Plan.

6.      Approvals.   This Second Amendment was duly approved by the Board of Directors of the Corporation on November 14, 2005, and proposed to be approved by the Shareholders of the Corporation on February 17, 2006.

7.      Other Provisions.   Except as expressly amended by this Amendment, the Plan shall remain in full force and effect.

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Appendix C

CASCADE NATURAL GAS CORPORATION
2000 DIRECTOR STOCK AWARD PLAN

ARTICLE 1.
ESTABLISHMENT AND PURPOSE

1.1.   Establishment.   Effective April 24, 2000 (the “Effective Date”), Cascade Natural Gas Corporation (“Cascade”) hereby establishes the Cascade Natural Gas Corporation 2000 Director Stock Award Plan (the “Plan”).

1.2.   Purpose.   The purpose of the Plan is to advance the interests of Cascade by encouraging members of Cascade’s board of directors (the “Board”) who are not employees of Cascade or any of its subsidiaries (“Directors”) to acquire a proprietary interest in Cascade through the grant of stock awards. It is anticipated that the Plan will assist Cascade in attracting and retaining Directors. Stock awards granted under the Plan will supplement other compensation for Directors.

ARTICLE 2.
DEFINITIONS

2.1.   Defined Terms.   When used in the Plan, the following terms shall have the meaning specified below.

“Award” or “Stock Award” shall mean an award of Shares to a Director pursuant to the Plan.

“Board” shall mean the Board of Directors of Cascade.

“Cascade” shall mean Cascade Natural Gas Corporation, a Washington corporation.

“Code” shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time. Where the context so requires, any reference to a particular Code section shall be construed to refer to the successor provision to such Code section.

“Deferral Election” shall mean a written election by a Recipient pursuant to Article 7 to defer distribution of Stock Awards granted to the Recipient during the period covered by the Deferral Election.

“Deferred Stock Account” shall mean an unfunded bookkeeping account maintained by Cascade pursuant to Section 7.3 to account for Stock Awards that are subject to a Recipient’s Deferral Election.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended and in effect from time to time. Where the context so requires, any reference to a particular section of the Exchange Act, or to any rule promulgated under the Exchange Act, shall be construed to refer to the successor provisions to such section or rules.

“Fair Market Value.” For all purposes of the Plan, the “Fair Market Value” of Shares on a particular day shall be determined without regard to any restrictions (other than a restriction which, by its terms, will never lapse) and shall mean:

(a)    The per-share closing sale price of Shares as reported on the New York Stock Exchange Composite Tape or similar facility for such day;

(b)   If Shares are not listed on the New York Stock Exchange, the per-share closing sale price of Shares as reported for such day on the principal stock exchange in the United States on which the Shares are listed (as determined by the Committee); or

(c)    If neither clause (a) nor clause (b) is applicable, the value per share determined by the Committee in a manner consistent with Treasury Regulations under Section 2031 of the Code.

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If no sale of Shares is reported for such day, but there were sales reported within a reasonable period before and after such day, the weighted average of the means between the highest and lowest selling prices on the nearest date before and the nearest date after such day shall be used, with the average to be weighted inversely by the respective number of trading days between the selling dates and such day.

“Grant Date” shall mean April 24 of each year in which an Award is granted.

“Director” shall mean a member of the Board who is not an employee of Cascade or any Subsidiary.

“Plan” shall mean this Cascade Natural Gas Corporation 2000 Director Stock Award Plan.

“Plan Year” shall mean a calendar year.

“Shares” shall mean the $1.00 par value common stock of Cascade.

“Stock Unit” shall mean a bookkeeping unit representing one Share credited to a Deferred Stock Account.

“Subsidiary” shall mean a “subsidiary corporation” of Cascade as defined in Section 425(f) of the Code.

2.2.   Gender and Number.   Except when otherwise indicated by the context, any masculine or feminine terminology when used in the Plan shall also include the opposite gender; and the definition of any term herein in the singular shall also include the plural, and vice versa.

ARTICLE 3.
ELIGIBILITY

The persons eligible to receive Awards under the Plan are the Directors of Cascade who are not regular employees of Cascade or a subsidiary.

ARTICLE 4.
ADMINISTRATION

4.1.   General.   The Plan shall be administered by the Board, which shall have full power and authority, subject to the provisions of the Plan, to supervise administration of the Plan and interpret the provisions of the Plan and any Awards granted hereunder. Any decision by the Board shall be final and binding on all parties. No member of the Board shall be liable for any determination, decision, or action made in good faith with respect to the Plan or any Awards under the Plan. The Board may delegate any of such responsibilities to one or more agents and may retain advisers to advise it. No Recipient  shall participate in the decision of any question relating exclusively to an Award granted to that Recipient.

4.2.   Rules and Interpretation.   The Board shall be vested with full authority to make such rules and regulations as it deems necessary to administer the Plan and to interpret and administer the provisions of the Plan in a uniform manner. Any determination, decision or action of the Board in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding on all parties.

4.3.   Records.   The Board shall have overall responsibility for keeping records and providing necessary communications to Recipients. The records of the Board with respect to the Plan shall be conclusive and binding on all Recipients and all persons or entities claiming through or under them.

4.4.   Expenses.   The cost of settling Awards pursuant to this Plan and the expenses of administering the Plan shall be borne by Cascade.

2

ARTICLE 5.
SHARES SUBJECT TO AWARDS

The stock subject to Awards to be granted under this Plan shall be Shares, which may either be authorized and unissued Shares or reacquired Shares.

ARTICLE 6.
STOCK AWARDS

6.1.   Grant of Stock Awards.   As of each April 24 in 2000 and subsequent years, Cascade automatically shall grant to each person who served as a Director during the period since the preceding April 24 a Stock Award for 500 Shares. The number of Shares granted each year shall be subject to any adjustment required or permitted pursuant to Article 8. Each such grant shall occur automatically during the term of this Plan without further action of the Board.

6.2.   Issuance of Shares.   As soon as practicable after each Grant Date, a Share certificate shall be issued to each Recipient who has received a Stock Award on such Grant Date and who has not elected to defer receipt of such Shares as provided in Article 7.

ARTICLE 7.
DEFERRAL OF RECEIPT OF SHARES

7.1.   Deferral Election.   Each Recipient may elect to defer receipt of Shares pursuant to a Stock Award by filing with the Secretary of Cascade a Deferral Election substantially in the form of APPENDIX A hereto which shall set forth the Director’s election to defer the issuance of Shares represented by Stock Awards granted during the periods specified in the Deferral Election. Each Deferral Election shall specify the Plan Year or Plan Years to be covered by the Deferral Election. Each Deferral Election must be made by December 31 of the year preceding the Plan Year covered by the Deferral Election except that the Deferral Election for the first Plan Year must be made within 30 days after approval of the Plan by the Board.

7.2.   Duration of Deferral Elections.   Each Deferral Election shall be effective for all grants of Stock Awards on Grant Dates in the Plan Years specified in the Deferral Election. A Deferral Election may be revoked or amended by written notice filed with the Secretary of Cascade in substantially the form of APPENDIX B hereto. Any such revocation shall be effective for all grants of Stock Awards on Grant Dates in Plan Years beginning after the date of such revocation. Following any such revocation, a Director may subsequently make a new Deferral Election in accordance with the provisions of this Article 7. Any such new election shall be effective for all Stock Awards on Grant Dates in Plan Years specified in the new Deferral Election beginning after the date of such new election.

7.3.   Deferred Stock Accounts.   For each Recipient for whom one or more Stock Awards are deferred pursuant to this Article 7, Cascade shall maintain an unfunded Deferred Stock Account as follows:

7.3.1     Each Deferred Stock Account shall be credited with a number of Stock Units equal to the number of Shares that are from time to time deferred.

7.3.2     Whenever cash dividends are declared on Shares, a dividend equivalent shall be computed with respect to each Deferred Stock Account. The amount of the dividend equivalent shall be the product of (a) the number of Stock Units in the Deferred Stock Account on the record date of the dividend and (b) the per-share dividend amount. The dividend equivalent so computed shall be deemed reinvested in additional shares by crediting to the Deferred Stock Account, effective on the payment date of the cash dividend, a number of Stock Units (with fractions computed to three decimals) obtained by dividing the amount of the dividend equivalent by the Fair Market Value for

3

Shares on the dividend payment date. Dividend equivalents shall be credited and deemed invested under this 7.3.2 until Shares representing all Stock Units credited to the Deferred Stock Account have been issued to the Recipient or his or her estate.

7.3.3     The Deferred Stock Account shall be debited by a number of Stock Units equal to the number of any Shares distributed to the Recipient pursuant to Sections 7.4 and 7.5.

7.3.4     The number of Stock Units credited to a Deferred Stock Account shall be subject to any adjustment required or permitted pursuant to Article 8.

7.4.   Issuance of Deferred Shares.   Each Recipient’s Deferral Election shall specify that a number of Shares equal to the number of Stock Units credited to the Recipient’s Deferred Stock Account shall be issued to the Recipient:

(a)    In a single distribution as soon as practicable after the end of the calendar year in which the Recipient ceases to be a Director of Cascade; or

(b)   In a series of substantially equal annual distributions over a period of not to exceed ten years beginning as soon as practicable after the end of the calendar year in which the Recipient ceases to be a Director of Cascade, until all Shares covered by the Deferred Stock Account have been distributed.

Each election by a Recipient as to the method of issuance of Shares from a Deferred Stock Account shall be irrevocable as to Stock Awards deferred while such election is in effect. A Recipient can amend such election, but only as to Stock Awards granted during Plan Years covered by the amended Deferral Election.

7.5.   Death of Recipient.   In the event a Recipient dies prior to issuance of all Shares that have been credited to such Recipient’s Deferred Stock Account, the remaining number of Shares in the deferred Stock Account shall be issued to the estate of the Recipient as soon as practicable following the end of the calendar year in which such death occurs.

7.6.   Fractional Shares.   No fractional Shares shall be issued under the Plan. In the event that at the time of final distribution from a Recipient’s Deferred Stock Account there is a fractional Stock Unit credited to such account, Cascade shall make a cash payment in lieu of such fractional Stock Unit to the Recipient based on the Fair Market Value of Shares on the business day immediately prior to such distribution date.

7.7.   Rights as Shareholder.   Except as otherwise expressly provided in this Agreement, a Recipient shall have no voting or other rights as a shareholder of Cascade on account of Stock Units credited to the Recipient’s Deferred Stock Account until stock certificates representing Shares have been distributed to the Recipient.

ARTICLE 8.
ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

In the event of a recapitalization, stock split, stock dividend, combination of exchange of Shares, merger, consolidation, reorganization or liquidation, or any other change in the corporate structure or Shares of Cascade, the Board shall make such proportionate adjustments in the number and kind of Shares for which Awards may be granted under the Plan and, with respect to Stock Units credited to Deferred Stock Accounts, in the number and kind of Shares covered thereby, as the Board in its sole discretion may deem appropriate to give effect to such change in capitalization.

4

ARTICLE 9.
DURATION, AMENDMENT AND TERMINATION

9.1.   Duration.   The Plan shall become effective on the Effective Date and shall continue until terminated by the Board.

9.2.   Termination and Amendment of the Plan.   The Board may terminate the Plan at any time, provided, however, that any such termination shall not affect any Awards previously granted under the Plan (including Shares issuable with respect to Stock Units previously credited to Deferred Stock Accounts). The Board may also make such modifications of the Plan as it shall deem advisable.

ARTICLE 10.
MISCELLANEOUS

10.1.   Board Membership.   Nothing in the Plan or in any Award granted pursuant to the Plan shall confer upon any Recipient any right to continue as a Director of Cascade or to interfere in any way with the right of the shareholders of Cascade to remove a Director at any time.

10.2.   Rights Nontransferable.   The rights of a Director under the Plan, including the rights of a Recipient with respect to such Recipient’s Deferred Stock Account, may not be transferred, assigned, pledged, or hypothecated by the Director during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment, or similar process, and any attempt to do so shall be void and of no effect.

10.3.   Tax Reimbursement.   Cascade shall have the right, in connection with the grant of any Award on the issuance of Shares from a Deferred Stock Account, to require the Recipient to pay to Cascade an amount sufficient to provide for any withholding tax liability imposed with respect to such exercise.

10.4.   Securities Laws.   Cascade shall not be required to distribute any Shares pursuant to the Plan until it shall have taken any action required to comply with the provisions of the Securities Act of 1933 or any other then applicable securities laws.

10.5.   Applicable Law.   To the extent that federal laws (such as the Code and the federal securities laws) do not otherwise control, the Plan shall be governed and construed in all respects in accordance with Washington law.

5

FIRST AMENDMENT TO
CASCADE NATURAL GAS CORPORATION
2000 DIRECTOR STOCK AWARD PLAN

This First Amendment to the 2000 Director Stock Award Plan (“First Amendment”) is dated February 17, 2006, and amends that certain 2000 Director Stock Award Plan (the “Plan”) of Cascade Natural Gas Corporation (the “Corporation”). Capitalized terms not otherwise defined in this First Amendment shall have the meanings set forth in the Plan.

AMENDMENTS

Pursuant to its authority under Section 9.2 of the Plan, the Board of Directors of the Corporation hereby amends the Plan as follows:

1.      Grant of Stock Awards.   Section 6.1 of the Plan is amended in its entirety to read as follows:

“6.1   Grant of Stock Awards.   As of each April 24 in 2000 and subsequent years, Cascade automatically shall grant to each person who served as a Director during the period since the preceding April 24 a Stock Award. The Stock Award to be granted in the years 2000 - 2005 shall be 500 Shares. The Stock Award to be granted in 2006 and subsequent years shall be 1,000 Shares. The number of Shares granted each year shall be subject to any adjustment required or permitted pursuant to Article 8. Each such grant shall occur automatically during the term of this Plan without further action of the Board.”

2.      Approvals.   This First Amendment was duly approved by the Board of Directors of the Corporation on November 14, 2005, and proposed to be approved by the Shareholders of the Corporation on February 17, 2006.

3.      Other Provisions.   Except as expressly amended by this First Amendment, the Plan shall remain in full force and effect.

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1. ELECTION OF DIRECTORS:					3. Increase the annual director stock award from 500 to 1000 shares effective April 2006.
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Nominees: 01 - S. M. Boggs, 02 - P. H. Borland, 03 - C. Burnham, Jr., 04 - T. E. Cronin, 05 - D. A. Ederer, 06 - D. W. Stevens, 07 - L. L. Pinnt, 08 - B. G. Ragen and 09 - D. G. Thomas					☐ ☐	☐
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					Date Share Owner sign here	Co-Owner sign here

CASCADE NATURAL GAS CORPORATION
222 Fairview Avenue North, Seattle, Washington 98109

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Larry C. Rosok and David W. Stevens, and each or any of them as proxies for the undersigned, with power of substitution, to vote with the same force and effect as the undersigned at the Annual Meeting of the Common Shareholders of Cascade Natural Gas Corporation, 230 Fairview Avenue North, Seattle, Washington, on February 17, 2006, and at any adjournments thereof, upon the matters more fully set forth in the accompanying Notice of Annual Meeting.

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